As filed with the Securities and Exchange Commission on February 25, 2008

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FRANKLIN SQUARE INVESTMENT CORPORATION

(Exact name of registrant as specified in charter)

Cira Centre

2929 Arch Street, Suite 675

Philadelphia, PA 19104-2867

(215) 495-1150

(Address and telephone number, including area code, of principal executive offices)

Michael C. Forman

Franklin Square Investment Corporation

Cira Centre

2929 Arch Street, Suite 675

Philadelphia, PA 19104-2867

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm, Esq. Cynthia M. Krus, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415 Tel: (202) 383-0100 Fax: (202) 637-3593	Rosemarie A. Thurston, Esq. Alston & Bird LLP 1201 West Peachtree Street Atlanta, GA 30309-3424 Tel: (404) 881-7000 Fax: (404) 253-8447

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box.   ☒

It is proposed that this filing will become effective (check appropriate box):  ☒ when declared effective pursuant to section 8(a).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	$1,500,000,000	$58,950

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                     , 2008

PRELIMINARY PROSPECTUS

Maximum Offering of 150,000,000 Shares of Common Stock

Minimum Offering of 250,000 Shares of Common Stock

We are a newly organized specialty finance company that intends to provide debt and equity financing to small and middle market private U.S. companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

Upon the commencement of this offering, we will be an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We intend to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended. We will be managed by FB Franklin Advisor, LLC, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission and is an affiliate of ours. FB Franklin oversees the management of our activities and is responsible for making investment decisions for our portfolio. FB Franklin has engaged GSO Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP to act as a sub-adviser.

Through our affiliate, FS2 Capital Partners, LLC, or the dealer manager, we are offering up to 150,000,000 shares of common stock in this offering at an initial offering price of $10.00 per share. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock. We will not sell any shares unless we raise gross offering proceeds of $2.5 million from persons who are not affiliated with us or FB Franklin by one year from the date of this prospectus, which we refer to as the minimum offering requirement. Pending satisfaction of this condition, all subscription payments will be placed in an account held by the escrow agent,             , in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account.

After meeting the minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for at least two years.

This is our initial public offering, and no public market exists for our shares. We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future, although we intend to seek to complete a liquidity event between five and seven years following the completion of our offering stage. Therefore, if you purchase shares you will have limited liquidity. See “Share Repurchase Program” and “Liquidity Strategy.”

Investing in our common stock involves risks, including the risk of leverage. See “ Risk Factors” beginning on page 23 to read about the risks you should consider before buying shares of our common stock.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. This information will be available free of charge by contacting us at 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867 or by telephone at (215) 495-1150 or on our website at www.fsinvestmentcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Except as specifically required by the Investment Company Act of 1940 and the rules and regulations thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

	Per Share	Total Minimum	Total Maximum
Price to Public(1)	$10.00	$2,500,000	$1,500,000,000
Selling Commissions	$0.70	$175,000	$105,000,000
Dealer Manager Fee	$0.30	$75,000	$45,000,000
Net Proceeds (Before Expenses)(2)	$9.00	$2,250,000	$1,350,000,000
(1)	Assumes all shares are sold at the initial offering price per share.
(2)	We estimate that we will incur approximately $125,000 of expenses in connection with this offering if the minimum number of common shares is sold and approximately $22.5 million of expenses if the maximum number of common shares is sold.

The date of this prospectus is                     , 2008.

FS2 Capital Partners, LLC

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC, using a continuous offering process. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, filing an amendment to the registration statement with the SEC if our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment, until it is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

You should rely only on the information contained in this prospectus. Neither we, nor the dealer manager have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in the affairs of our company, we will amend or supplement this prospectus.

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SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of common shares under this registration statement.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of FB Franklin and GDFM, and (e) the tax consequences of the investment.

The minimum purchase amount is $5,000 in shares of our common stock. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our stock or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our stock, our investment objectives and the relative illiquidity of our stock, shares of our stock are an appropriate investment for those of you who become stockholders. Those selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our stock is a suitable and appropriate investment for each stockholder based on information provided by the stockholder in the subscription agreement. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our stock is suitable and appropriate for a stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

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HOW TO SUBSCRIBE

Investors who meet the suitability standards described herein may purchase shares of our common stock. Investors seeking to purchase shares of our common stock must proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

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Deliver a check for the full purchase price of the shares of our common stock being subscribed for along with the completed subscription agreement to the selected broker-dealer. Until such time as we have raised the minimum offering amount, you should make your check payable to “            , as agent for Franklin Square Investment Corporation.” After we meet the minimum offering requirement, your check should be made payable to “Franklin Square Investment Corporation.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

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By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers with interest and without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our” and “Franklin Square Investment Corporation” refer to Franklin Square Investment Corporation. In addition, the term “FB Franklin” refers to FB Franklin Advisor, LLC, the term “GDFM” refers to GSO Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP and the term “GSO” refers to GSO Capital Partners LP.

Franklin Square Investment Corporation

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. As such, we are required to comply with certain regulatory requirements. We will be managed by FB Franklin Advisor, LLC, or FB Franklin, a registered investment adviser under the Investment Advisers Act of 1940, or the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio. FB Franklin has engaged GSO Debt Funds Management LLC, or GDFM, to act as our investment sub-adviser. GDFM will assist FB Franklin with identifying investment opportunities and will make investment recommendations for approval by FB Franklin, according to asset allocation and other guidelines set by FB Franklin. GDFM, a registered investment adviser under the Advisers Act, is a subsidiary of GSO Capital Partners LP, or GSO, a global alternative asset management firm focused on the leveraged finance marketplace, with $9.6 billion in assets under management. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under the Code.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•	leveraging the experience and expertise of FB Franklin and GDFM in sourcing, evaluating and structuring transactions;

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focusing primarily on debt investments in small and middle market private U.S. companies, which we define as companies with annual revenue of $10 million to $500 million at the time of investment. We believe such a focus offers an opportunity for superior risk-adjusted returns;

•	identifying portfolio companies with experienced management teams; and

•	maintaining rigorous portfolio monitoring.

We anticipate that our portfolio will be comprised primarily of investments in senior secured loans, second lien loans and subordinated loans, which we refer to as mezzanine loans, of private, U.S., small and middle market companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. We expect that our investments will generally range between $5 million and $25 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of FB Franklin subject to oversight by our board of directors. To enhance our opportunity for gain, we intend to employ leverage as market conditions permit and at the discretion of FB Franklin, but in no event will leverage employed exceed 50% of the value of our assets as required by the 1940 Act.

We do not currently intend to list our securities on an exchange and do not expect a public market to develop for them in the foreseeable future, although we intend to seek to complete a liquidity event between five and seven years following the completion of our offering stage. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two year period. See “Investment Objectives and Strategy—Liquidity Strategy.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price. To provide interim liquidity to our stockholders, we plan, but are not required, to conduct quarterly repurchase offers pursuant to our share repurchase program in accordance with the 1940 Act. This will be the only method of liquidity that we offer prior to a liquidity event. See “Share Repurchase Program.” We believe that our publicly-held, non-listed structure enables stockholders to experience reduced volatility in share value as compared to publicly-traded closed-end funds, while maintaining the potential for current income and long-term capital appreciation.

Capital Contribution by FB Franklin

In February 2008, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FB Franklin, contributed an aggregate of $1 million to purchase 111,112 shares of common stock at $9.00 per share which represents the public offering price of $10.00 per share and excludes selling commissions and dealer manager fees. Messrs. Forman and Adelman will not tender their shares for repurchase as long as FB Franklin remains our investment adviser.

About FB Franklin

FB Franklin is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, or the Advisers Act, and is an affiliate of FB Capital Partners, L.P, a Philadelphia-based investment and alternative asset management firm focused in part on income-oriented investments in the middle market. Since 2003, FB Capital Partners and its predecessors have invested over $500 million in senior debt, mezzanine debt, preferred equity and real estate throughout North America. FB Capital Partners’ investor base consists of high net-worth individuals, money managers and institutions, who seek current income with the potential for long-term capital appreciation. In addition, FB Capital Partners will serve as general partner on a recently closed pooled equity real estate fund with a major Wall Street investment bank as lead investor. The fund is expected to acquire and manage approximately $300 million in real estate assets over the next several years. Our chief executive officer, Michael C. Forman, has led FB Capital Partners since its inception. In addition to his career in managing alternative assets for his investor base, Mr. Forman has been an active private investor and entrepreneur, having built several companies in the gaming and specialty finance industries. In addition, Mr. Forman co-founded Franklin Square Holdings, LP, an investment firm focused on delivering alternative asset solutions to individual investors nationwide.

Together with Mr. Forman, David J. Adelman will form the senior management team of FB Franklin. Mr. Adelman has significant managerial and investing experience and serves as president and chief executive officer of Campus Apartments, Inc., which develops, manages, designs, and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. Mr. Adelman, through Campus Apartments, has recently entered into a $1.1 billion venture with GIC Real Estate Pte Ltd, the real estate investment arm of the Government of Singapore Investment Corporation. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings, LP with Michael Forman. See “Management” for biographical information regarding Messrs. Forman and Adelman.

FB Franklin’s senior management team has extensive experience in leveraged finance, private equity and real estate investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, with an eye toward risk management and potentially delivering higher returns by virtue of tax-advantaged transaction structures. FB Franklin will attempt to leverage this expertise, along with its rigorous and selective transaction process, to our benefit. In addition, FB Franklin’s senior management team has developed a network of relationships with financial sponsors, management teams, investment bankers, attorneys and accountants. We intend to capitalize on this network as a source of transaction flow.

FB Franklin is staffed by four investment professionals and may retain additional investment personnel following the date we meet our minimum offering requirement, based upon its needs.

All investment decisions will require the unanimous approval of FB Franklin’s investment committee, which is currently comprised of Messrs. Forman and Adelman. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, will annually review the compensation we pay to FB Franklin and determine that the provisions of the investment advisory and administrative services agreement are carried out. See “Investment Advisory and Administrative Services Agreement.”

About GDFM

From time to time, FB Franklin may enter into sub-advisory relationships with registered investment advisers that possess skills that FB Franklin believes will aid it in achieving our investment objectives. FB Franklin has engaged GDFM to act as our investment sub-adviser. GDFM will assist FB Franklin with identifying investment opportunities and will make investment recommendations for approval by FB Franklin, according to asset allocation and other guidelines set by FB Franklin. GDFM is a Delaware limited liability company with principal offices located at 280 Park Avenue, New York, New York 10017.

GSO and its wholly owned subsidiary, GDFM, which we collectively refer to as the GSO Group, are registered investment advisers under the Advisers Act and focused on the leveraged finance marketplace with expertise in managing portfolios of alternative assets. As of January 31, 2008, the GSO Group had assets under management of approximately $9.6 billion, including $4.8 billion in structured funds and separate accounts managed by GDFM. The GSO Group generally seeks to generate positive risk-adjusted returns for its investors by investing in a broad array of securities, including senior secured leveraged loans, high yield bonds, distressed securities, second lien loans, mezzanine securities, private equity securities and credit derivatives. Its investment strategies revolve around a disciplined fundamental credit review process and are based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating attractive total returns.

The founding partners of the GSO Group, Bennett Goodman, J. Albert (“Tripp”) Smith and Douglas Ostrover, have worked together for over 12 years and during that time built two of the premier leveraged finance franchises on Wall Street at Donaldson, Lufkin & Jenrette and then at Credit Suisse. The GSO Group has over 130 employees with offices in New York, London, Los Angeles and Houston. We expect that the GSO Group’s substantial experience in leveraged finance, coupled with their deep relationships with private equity firms, companies and others in the investment community, will enhance our ability to source and analyze public and private investment opportunities on a global basis.

On January 10, 2008, GSO and The Blackstone Group L.P. entered into a binding agreement under which Blackstone will acquire GSO. Under the terms of the agreement, Blackstone will acquire GSO and GSO will operate as an independent entity under the GSO brand. Also, as part of the acquisition, Blackstone’s credit related businesses will be merged into GSO, adding approximately $12 billion of additional assets under management as well as a number of experienced investment professionals. The acquisition will not involve any change in the management personnel of GSO or material changes in the individuals responsible for the investment management services provided by GSO. Subject to closing conditions, the acquisition is anticipated to be consummated in the first quarter of 2008.

Investment professionals of the GSO Group are currently organized into two distinct groups according to investment disciplines: GDFM and the Hedge Fund Group (through GSO). Each of the groups is separately staffed and maintains separate and distinct investment processes and investment committees. While separate decision making is rigorously maintained, the groups may share deal flow and collaborate on specific investment opportunities where appropriate or specific company or industry expertise is needed. Senior professionals of

GDFM have a ten-year track record of managing senior secured, second lien and mezzanine loans in portfolios with leveraged operating structures and will be primarily responsible for providing services to FB Franklin under the sub-advisory agreement. Following the acquisition of the GSO Group by The Blackstone Group L.P., GDFM will be co-headed by Daniel H. Smith, who has led the GDFM team since 2005, and Dean Criares, who leads Blackstone’s debt advisory group.

Under the investment sub-advisory agreement, GDFM will assist FB Franklin in identifying investment opportunities and will make investment recommendations for approval by FB Franklin. In addition, to the extent requested by FB Franklin, GDFM may assist with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies. GDFM is comprised of 16 dedicated investment professionals with an average experience of 12 years in portfolio management, investment analysis, transaction origination and trading, three structuring professionals and eight operations and support personnel. It is anticipated that FB Franklin will benefit from the scale arising from GDFM’s existing infrastructure, access to investment opportunities from the GSO Group’s existing institutional relationships, access to proprietary investments from GSO’s existing dedicated origination and sourcing team and risk management from GDFM’s existing policies and expertise. The GSO Group has an established infrastructure and investment processes for managing leveraged credit portfolios, including senior secured loans, second lien loans, mezzanine obligations, high yield bonds, structured finance instruments and credit derivatives. Investment recommendations made by GDFM will be made in a manner that is consistent with its existing investment and monitoring processes developed by senior members of this team during the last ten years. GDFM’s team will be comprised of the entire investment and operations staff of GDFM and will assist FB Franklin in monitoring our portfolio and making investment recommendations to FB Franklin’s investment committee. GDFM may also rely upon the wider resources and operations of GSO, including additional originated deal flow, market risk management, finance, compliance, legal, internal audit and fund administration as needed.

Market Opportunity

We believe that the market for lending to small and middle market private U.S. companies is underserved and presents a compelling investment opportunity. FB Franklin’s senior management team has witnessed significant demand for debt capital among small and middle market companies that have the characteristics we target. We believe that this demand, coupled with the limited and fragmented availability of funding within our target market, will enable us to achieve favorable transaction pricing. We are raising funds in an attempt to capitalize on what we believe is a favorable pricing environment. We believe that the following characteristics support our belief:

Large target market. According to Dun & Bradstreet, as of February 2008, there were approximately 149,000 small and middle market companies in the U.S., defined as companies with annual revenues between $10 million and $500 million, compared with 5,000 companies with revenues greater than $500 million. These smaller and middle market companies represent a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Small and middle market companies have generated a significant number of investment opportunities for investment programs managed by FB Franklin over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

General reduction in supply of credit. We believe that investors are taking a much more conservative approach to lending in all asset classes, due in part to recent problems in residential mortgage backed securities backed by subprime borrowers, or borrowers with poor credit histories. For corporate debt, this tightening of credit conditions occurred just as a record amount of transaction volume was scheduled to enter the markets in the third quarter of 2007. We believe that this imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high yield bond offerings and a general reduction in liquidity.

As demonstrated in past periods of market distress, we anticipate that small and middle market companies will realize the most significant reduction in credit supply, and thus will offer more favorable transaction pricing.

We believe that times such as these represent an attractive environment in which to pursue superior risk-adjusted returns. We will attempt to take advantage of these opportunities when they arise.

Limited investment competition. We believe that lending to small and middle market private U.S. companies generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available for disclosure from these companies. In addition, we believe small and middle market companies often require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, with relatively high cost structures, are not equipped to deal with these factors. Due to these cost issues and pressures to rapidly grow loan portfolios, financial institutions appear to be emphasizing services to larger corporate clients and transactions, with a consequent reduction in the availability of debt financing to small and middle market companies.

Active private equity focus on small and middle market firms. Private equity firms have continued their active roles investing in small and middle market companies, and FB Franklin’s senior management team expects this trend to continue. Private equity funds often seek to leverage their investments by combining capital with senior secured and mezzanine loans from other sources. Thus, we believe that significant private equity investment in small and middle market firms will create substantial investment opportunities for us to fill the role of leverage provider. We believe that the network of relationships between FB Franklin’s senior management team and the private equity community will be a key channel through which we will access significant investment opportunities.

Attractive market segment. We believe that the underserved nature of such a large segment of the market, coupled with strong demand for capital, creates a significant opportunity for investment. Because of the current investing environment, we believe that small and middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and more attractive security features in the form of stricter covenants and quality collateral. Additionally, as compared to larger companies, small and middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors present advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Investment Strategy

When identifying prospective portfolio companies, we intend to focus primarily on the following attributes, which we believe will help us generate higher total returns with an acceptable level of risk. These attributes are:

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Leading, defensible market positions that present attractive growth opportunities. We will seek companies that we believe possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, minimizing sales risk and protecting profitability.

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Investing in private companies. We intend to invest in companies that possess annual revenues of between $10 million and $500 million and annual operating cash flow of at least $2 million at the time of investment. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.

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Proven management teams with meaningful equity ownership. We intend to focus on investments in which the target company has an experienced management team with an established track record of success. We will typically require the portfolio companies to have in place proper incentives to align management’s goals with ours. Generally, we intend to focus on companies in which the management teams have significant equity interests.

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Private equity sponsorship. Often we will seek to participate in transactions sponsored by what we believe to be high-quality private equity firms. FB Franklin’s senior management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company provides an additional level of due diligence investigation and is an implicit endorsement of the quality of the investment. Further, by co-investing with quality private equity firms which commit significant sums of equity capital with junior priority to our debt investments, we may reduce our risk of capital loss and benefit from having due diligence on our investments performed by both parties.

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Diversification. We will seek to diversify our portfolio among companies engaged in a variety of industries, thereby reducing the risk of a downturn in any one industry having a disproportionate impact on the value of our portfolio.

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Viable exit strategy. We intend to focus our investment activity primarily in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, with the potential for capital gain on any equity interest we hold through an initial public offering of common stock, a merger, a sale or other recapitalization. See “Objectives and Investment Strategy.”

Moreover, we may acquire investments in the secondary market, and, in analyzing such investments, we will employ the same analytical process that we use for our primary investments.

Competitive Advantages

We believe that we offer to our investors the following competitive advantages over other capital providers to private, U.S. small and middle market companies:

Middle market focus. FB Franklin and GDFM have developed an expertise in sourcing and investing in debt issued by small and middle market companies. We will attempt to leverage the relationships created while developing this expertise, which we believe will provide us access to an attractive pool of private companies that is not well served by larger financial institutions. Furthermore, FB Franklin’s senior management team believes that, because middle market companies are not as well covered by investors as larger companies, there is greater opportunity to negotiate terms that include enhanced protections without necessarily comprising yield.

Global platform with seasoned investment professionals. FB Franklin’s senior management team believes that the breadth and depth of its experience, together with the wider resources of the GSO Group’s investment team, which includes 130 employees, 32 of which are dedicated to sourcing, structuring, executing, monitoring and realizing upon a broad range of private investments, as well as the specific expertise of GDFM, provides us with a significant competitive advantage in sourcing attractive investment opportunities worldwide.

Long-term investment horizon. Unlike most private equity and venture capital funds, we will not be required to return capital to our stockholders once we exit a portfolio investment. Such funds typically can only be invested once and must be returned to investors after a specific time period. These provisions often force private equity and venture capital funds to seek liquidity events, including initial public offerings, mergers, or recapitalizations more quickly than they otherwise might, potentially resulting in a lower return to investors. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, will provide us with the opportunity to increase total returns on invested capital compared to other private company investment vehicles.

Transaction Sourcing Capability. FB Franklin will seek to identify attractive investment opportunities both through active origination channels and through its long-term relationships with numerous corporate and fund management teams, members of the financial community and potential corporate partners. In addition, FB Franklin will seek to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals and also through the GSO Group’s proprietary origination channels. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Franklin will seek to leverage the global presence of the GSO Group to generate access to a substantial amount of originated transactions with attractive investment characteristics. We believe that the broad networks of FB Franklin and GDFM will produce a significant amount of investment opportunities for us.

Disciplined, income-oriented investment philosophy. FB Franklin and GDFM will employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

Ability to utilize a wide range of transaction structures. FB Franklin’s and GDFM’s broad expertise and experience in transaction structuring at all levels of a company’s capital structure will afford them numerous tools to manage risk while preserving the opportunity for gain. We will attempt to capitalize on this expertise in an effort to produce an investment portfolio that will perform in a broad range of economic conditions. In addition, we believe that the ability to offer several forms of financing will make us an attractive provider of capital to prospective portfolio companies. Such flexible transaction structuring allows a prospective portfolio company to forgo the substantial cost of conducting multiple negotiations and undergoing multiple due diligence processes to secure the different types of capital it requires.

Plan of Distribution

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for at least two years. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000. We will not sell any shares unless we raise gross offering proceeds of $2.5 million from persons who are not affiliated with us or FB Franklin by one year from the date of this prospectus. Pending satisfaction of this condition, all subscription payments will be placed in an account held by the escrow agent,             , in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. Upon raising $2.5 million and meeting our minimum offering requirement, the funds will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as stockholders within 15 days after such release. Subsequent to meeting the minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price after deduction of selling commissions and dealer manager fees that is below net asset value. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.fsinvestmentcorp.com.

FS2 Capital Partners, LLC will act as the dealer manager in connection with the sale of shares registered in this offering. The dealer manager is a recently formed company that is an affiliate of FB Franklin.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater then $5,000 and pay such amount at the time of subscription. Until such time as we have raised the minimum offering amount, you should make your check payable to “[            ], as agent for Franklin Square Investment Corporation.” Once we have raised $2.5 million, you should make your check payable to “Franklin Square Investment Corporation.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. See “How to Subscribe.”

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in small and middle market private, U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives. It may take several months before we have raised sufficient funds to make any investments or to invest the initial proceeds of this offering in securities meeting our investment objectives and providing diversification of our portfolio. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our business development company election and our election to be taxed as a RIC. During this time, we may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders, and for general corporate purposes. See “Estimated Use of Proceeds.”

Share Repurchase Program

We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly at a desired price. See “Share Repurchase Program.”

Beginning 12 months after meeting our minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We anticipate conducting such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934 and the 1940 Act. In months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our monthly closings for the sale of shares in this offering.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we do not expect to repurchase shares in any calendar year in excess of 5% of the weighted average number of shares outstanding in the prior calendar year, or 1.25% in each quarter. We further anticipate that we will offer to repurchase such shares at a price equal to 90% of the offering price on each date of repurchase.

In connection with its consideration of whether to conduct such tender offers, our board of directors will consider any requests it has received from stockholders. If you wish to tender your shares to be repurchased you must either tender at least 25% of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 worth of shares following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act.

Liquidity Events

We intend to seek to complete a liquidity event for our stockholders between five and seven years following the completion of our offering stage. However, we may determine to complete a liquidity event sooner than between five and seven years following the completion of our offering stage. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the above scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event between five and seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share redemption program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Advisory Fees

FB Franklin and GDFM will be compensated for their services. Under the investment advisory and administrative services agreement, FB Franklin is entitled to a fee consisting of two components—a base management fee and an incentive fee. The base management fee will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0% of the average value of our gross assets.

The incentive fee will consist of three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subordinated to a preferred return on adjusted capital equal to 2.0% per quarter, or an annualized rate of 8.0%.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as calculated immediately prior to liquidation. See “Investment Advisory and Administrative Services Agreement—Overview of FB Franklin—Advisory Fees.”

See “Investment Advisory and Administration Services Agreement—Overview of GDFM” for a description of the investment sub-advisory agreement and the fees payable to GDFM by FB Franklin pursuant to such agreement.

Administration

FB Franklin will be reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.”

Conflicts of Interest

FB Franklin, GDFM and certain of their affiliates will experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	The directors, officers and other personnel of FB Franklin allocate their time between advising us and managing other investment activities and business activities in which they may be involved;

•

The compensation payable by us to FB Franklin and other affiliates will be approved by our board of directors consistent with the exercise of their fiduciary obligations. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

•

We may compete with certain affiliates for investments, subjecting FB Franklin and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

•

Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, FB Franklin and GDFM will receive certain fees in connection with the management and sale of our portfolio companies;

•

Because the dealer manager, FS2 Capital Partners, LLC is an affiliate of FB Franklin, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review;

•

The personnel of GDFM allocate their time between assisting FB Franklin in connection with identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved;

•

We may compete with other funds managed by affiliates of GDFM for investment opportunities, subjecting GDFM and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to FB Franklin;

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which FB Franklin or GDFM provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

•

FB Franklin, GDFM and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

•

FB Franklin, GDFM and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of FB Franklin and GDFM; and

•

FB Franklin may determine it appropriate for us and one or more other investment accounts managed by FB Franklin, GDFM or any of their respective affiliates to participate in an investment opportunity. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FB Franklin will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

Risk Factors

An investment in our common stock involves a high degree of risk. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

•

We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.

•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

•

The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you.

•	We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•	We are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

•

We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock.

•

The potential for FB Franklin to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case, and FB Franklin may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since GDFM will receive a portion of the advisory fees paid to FB Franklin, GDFM may have an incentive to recommend investments that are riskier or more speculative.

•	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

•

FB Franklin and its affiliates and GDFM face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they they will attempt to resolve in a fair an equitable manner but which may result in actions that are not in your best interests.

•

After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each monthly closing date. As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price.

•

We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities.

See “Risk Factors” beginning on page 23 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsinvestmentcorp.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Distributions

We intend to declare distributions monthly and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Our board of directors will approve and declare a monthly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board.

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution reinvestment plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We expect to coordinate distribution payment dates so that the same price that is used for the monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. Your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the monthly closing immediately following the distribution payment date. See “Distribution Reinvestment Plan.”

Taxation

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867. We maintain a website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Franklin Square Investment Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

EXPENSES	Assuming $2.5 Million(1)	Assuming $1.5 Billion(2)
Selling commissions to dealer manager (as a percentage of offering price)
Dealer manager fee to dealer manager
Offering expenses borne by us (as a percentage of offering price)(3)
Total stockholder transaction expenses (as a percentage of offering price)

Annual expenses (as a percentage of net assets attributable to common stock)	Assuming $2.5 Million	Assuming $1.5 Billion
Base management fee
Incentive fees payable under our investment advisory and administrative services agreement
Interest payments on borrowed funds
Other expenses
Acquired fund fees and expenses
Total Annual Expenses

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a selling commission of 7.0% and a dealer manager fee of 3.0% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:
If only the minimum offering requirement is met
If the maximum number of shares are sold

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 95% of the most recent offering price or at such price necessary to ensure that shares are not sold at a price that is below net asset value. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

(1)	Amount reflects proceeds assuming the minimum number of shares offered is sold.

(2)	Amount reflects proceeds assuming the maximum number of shares offered is sold.

(3)	Amount reflects estimated offering expenses to be paid by us of up to 5.0% of proceeds if the minimum number of shares are sold and up to 1.5% of proceeds if the maximum number of shares are sold. For purposes of this table, we have estimated offering expenses of $125,000 if we raise $2.5 million in gross proceeds and $22,500,000 if we raise $1.5 billion in gross proceeds.

(4)	Our base management fee under the investment advisory and administrative services agreement is a percentage of average gross assets based on the weighted average of our share price at the end of each of the two most recently completed calendar quarters and payable quarterly in arrears. See “Investment Advisory and Administrative Services Agreement—Overview of FB Franklin—Advisory Fee.”

(5)	Based on our current business plan, we anticipate that we will begin to make investments in portfolio companies as soon as practicable after we meet our minimum offering requirement, and we may have capital gains and interest income that could result in the payment of an incentive fee to FB Franklin in the first year after completion of this offering. However, the incentive fee payable to FB Franklin is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of equity investments in our portfolio companies. See “Investment Advisory and Administrative Services Agreement—Overview of FB Franklin—Advisory Fee” for a full explanation of how the incentive fee is calculated.

(6)	We may borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. However, assuming we borrow for investment purposes an amount equal to 50% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 6.0%, our total annual expenses expressed as a percentage of net assets (estimated) would be as follows, assuming the maximum number of shares are sold in the offering:

Base management Fee
Incentive fees payable under our investment advisory and administrative services agreement.
Interest Payments on borrowed funds
Other expenses
Total annual expenses (estimated)

(7)	We have no current intention to invest in the securities or other investment instruments of investment companies. However, we are permitted to make such investments in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have no current expectation of making any such investments, any estimate of the amount of such fees would be highly speculative.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

The dealer manager will receive compensation and reimbursement for services relating to this offering, and we will compensate FB Franklin for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)
	Dealer Manager Fees

Selling commissions(2)	7.0% of gross offering proceeds from the offering; all selling commissions are expected to be reallowed to selected broker-dealers.	$105,000,000

Dealer manager fee(2)	Up to 3.0% of gross proceeds, all or a portion of which may be reallowed to selected broker- dealers.	$45,000,000

Other organization and offering expenses(3)	We will reimburse FB Franklin for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee and the other organizational and offering expenses born by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be $22.5 million, or 1.5% of the gross offering proceeds, if we use the maximum amount offered.	$22,500,000

	Investment Adviser Fees

Base management fee	The base management fee will be calculated at an annual rate of 2.0% of our average gross assets and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of FB Franklin. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as FB Franklin shall determine.	$26,550,000

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)
Subordinated Incentive Fee on Income

The subordinated incentive fee on income will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subordinated to a preferred return on adjusted capital equal to 2.0% per quarter (an annualized rate of 8.0%). No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 2.0% (the “preferred quarterly return”) on adjusted capital. For any calendar quarter in which pre-incentive fee net investment income is greater than the preferred quarterly return, but less than 2.5%, the subordinated incentive fee on income shall equal the amount of pre-incentive fee net investment income in excess of the preferred quarterly return. This fee is referred to as the catch-up and provides an increasing fee, but is in no event greater than the 20.0% of the pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 2.0% to a 2.5% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.5% of adjusted capital, the subordinated incentive fee on income shall equal 20.0% of pre-incentive fee net investment income. For purposes of this fee, adjusted capital shall mean cumulative gross proceeds generated from sales of our common stock (including our distribution reinvestment plan) reduced for distributions to investors of proceeds from non-liquidating dispositions of our investments and amounts paid for share repurchases pursuant to our share repurchase program.

These amounts cannot be estimated since they are based upon the performance of the assets held by the company. The company currently has no assets and no prior performance.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)

Incentive Fee on Capital Gains During Operations

An incentive fee on capital gains earned on liquidated investments of the portfolio during operations prior to a liquidation of the company will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement) and will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

These amounts cannot be estimated since they are based upon the performance of the assets held by the company. The company currently has no assets and no prior performance.

Subordinated Liquidation Incentive Fee	The subordinated liquidation incentive fee will equal 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as measured immediately prior to liquidation.	These amounts cannot be estimated since they are based upon the performance of the assets held by the company. The company currently has no assets and no prior performance.

Other

Other Operating Expenses	We will reimburse the expenses incurred by FB Franklin in connection with its provision of administrative services to us, including the compensation payable by FB Franklin to our chief financial officer and chief compliance officer and other administrative personnel of FB Franklin. We will not reimburse for personnel costs in connection with services for which FB Franklin receives a separate fee. In addition, we will not reimburse FB Franklin for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of FB Franklin.	Actual amounts are dependent upon actual expenses incurred by FB Franklin and therefore cannot be determined at this time.

(1)	Assumes all shares are sold at $10.00 per share with no reduction in selling commissions or dealer manager fees.

(2)	The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.

(3)	After raising at least $2.5 million in gross offering proceeds from persons who are not affiliated with us or FB Franklin, we expect to begin incurring some organizational and offering expenses directly. The organizational and offering expense reimbursement consists of costs incurred by FB Franklin and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including for marketing, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by FB Franklin. FB Franklin will be responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed the greater of $125,000 or 1.5% of the aggregate proceeds from the offering, without recourse against or reimbursement by us.

Certain of the advisory fees payable to FB Franklin are not based on the performance of our investments. See “Investment Advisory and Administrative Services Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to FB Franklin, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business, and this offering.

Q:	What is a “BDC”?

A:	BDCs are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act of 1933 and the Securities Exchange Act of 1934. BDCs make investments in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and qualify to elect to be taxed as “regulated investment companies” for federal tax purposes.

Q:	What is a “RIC”?

A:	A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders as distributions. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:	Who will choose which investments to make?

A:	All investment decisions made by FB Franklin will require the unanimous approval of its investment committee. The members of FB Franklin’s investment committee are Michael C. Forman and David J. Adelman. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the investment advisory and administrative services agreement, will annually review the compensation we pay to FB Franklin and determine that the provisions of the investment advisory and administrative services agreement are carried out.

Q:	What is the experience of FB Franklin and GDFM?

A:	Our investment activities will be managed by FB Franklin, who oversees the management of our activities, and GDFM who assists with the day-to-day management of our investment operations. FB Franklin is an affiliate of FB Capital Partners, L.P. Since its inception in 2003, FB Capital Partners has invested over $500 million. FB Franklin is led by its senior management team, currently comprised of Michael C. Forman and David J. Adelman, who have significant experience across private equity, leveraged finance and real estate investing. See “Management” for the experience of these individuals. FB Franklin’s sub-advisor, GDFM, is a subsidiary of GSO, a global alternative asset management firm focused on the leveraged finance marketplace, with $9.6 billion in assets under management.

Q:	How does a “best efforts” offering work?

A:	When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell the shares of our common stock. Broker-dealers do not have a firm commitment or obligation to purchase any of the shares of common stock.

Q:	How long will this offering last?

A:	This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for at least two years. Your ability to purchase shares and submit shares for repurchase will not be effected by the expiration of this offering and the commencement of a new one.

Q:	What happens if you do not raise a minimum of $2.5 million in this offering?

A:	We will not sell any shares unless we sell a minimum of $2.5 million in shares by , 2009 (one year from the date of this prospectus). Purchases by our directors, officers and any affiliates of us or FB Franklin will not count toward meeting this minimum threshold. Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, , in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees if we return funds from the escrow account. If we meet the minimum offering amount, the proceeds held in escrow, plus interest, will be released to us. See “Plan of Distribution.”

Q:	Will I receive a stock certificate?

A:	No. Our board of directors has authorized the issuance of shares of our capital stock without certificates. We expect that we will not issue shares in certificated form until such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces the offering costs.

Q:	Who can buy shares of common stock in this offering?

A:	In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of FB Franklin and GDFM, and (e) the tax consequences of the investment.

Generally, you must purchase at least $5,000 in shares of our common stock. Certain volume discounts may be available for large purchases. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards” above.

Our affiliates may also purchase shares of our common stock. The selling commission, the dealer manager fee and the organization and offering expense reimbursement that are payable by other investors in this offering will be reduced or waived for our affiliates. The purchase of shares of our common stock by our affiliates will not count toward satisfying our minimum offering requirement.

Q:	How do I subscribe for shares of common stock?

A:

If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by us within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:	Is there any minimum initial investment required?

A:	Yes. To purchase shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500 except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”

Q:	Can I invest through my IRA, SEP or after-tax deferred account?

A:	Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:	How will the payment of fees and expenses affect my invested capital?

A:	The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares of common stock.

Q:	Will the distributions I receive be taxable?

A:	Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Q:	Will I be notified on how my investment is doing?

A:

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at

www.fsinvestmentcorp.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Q:	When will I get my detailed tax information?

A:	We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:	Are there any restrictions on the transfer of shares?

A:	No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

Q:	Who can help answer my questions?

A:	If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

FS2 Capital Partners, LLC

801 N. Orange Avenue

Suite 815

Orlando, FL 32801

(407) 373-0603

Attention: Investor Services

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have not identified any specific investments that we will make with the proceeds from this offering, and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock.

Neither we nor FB Franklin has presently identified, made investments in or contracted to make investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing shares of our common stock. You must rely on FB Franklin and our board of directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing shares of our common stock, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

We are a new company and have no operating history.

We were formed in December 2007 and will not commence operations until we receive gross proceeds of $2.5 million from this offering, which we refer to meeting the minimum offering requirement. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of our common stock could decline substantially.

Our ability to achieve our investment objectives depends on FB Franklin’s ability to manage and support our investment process. If FB Franklin were to lose any members of its senior management team, our ability to achieve our investment objectives could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of FB Franklin. FB Franklin will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of FB Franklin, including Messrs. Forman and Adelman. Neither of Messrs. Forman or Adelman is subject to an employment contract with FB Franklin, nor will they receive any compensation from us, other than payments made to FB Franklin pursuant to the investment advisory and administrative services agreement. The departure of either of these individuals could have a material adverse effect on our ability to achieve our investment objectives.

Our ability to achieve our investment objectives depends on FB Franklin’s ability, with the assistance of GDFM, to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. FB Franklin’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, FB Franklin may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. FB Franklin may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

In addition, both the investment advisory and administrative services agreement and the sub-advisory agreement that FB Franklin has entered into with GDFM have termination provisions that allow the agreements to terminate without penalty. The investment advisory and administrative services agreement may be terminated at any time, without penalty, by FB Franklin upon 120 days notice to us. The sub-advisory agreement may be terminated at any time, without the payment of any penalty, by GDFM or, upon 60 days’ written notice, by FB Franklin, if the board of directors or the holders of a majority of our outstanding voting securities determine that it should be terminated. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements were terminated, it may be difficult for us to replace FB Franklin or for FB Franklin to replace GDFM.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks, and commercial banks, the inability of FB Franklin and GDFM to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that FB Franklin and GDFM will depend on their relationships with private equity sponsors, investment banks, and commercial banks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If FB Franklin or GDFM fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom FB Franklin and GDFM have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas they have not traditionally invested in, including making investments in small- to mid-sized private, U.S. companies. As a result of these new entrants, competition for investment opportunities in small and middle market private, U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and middle market private, U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a business development company.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. Typically, there is not a public market for the securities of the privately held companies in which we intend to invest. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. We may not be able to pay you distributions, and our distributions may not grow over time.

We intend to declare distributions monthly and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will pay these distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of this offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of this offering or from borrowings also could reduce the amount of capital we ultimately invest in interests of portfolio companies.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire FB Franklin’s assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to FB Franklin under the investment advisory and administrative services agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that we now expect will be paid by FB Franklin or its affiliates. In addition, we may issue equity awards to officers, employees and consultants, which awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to FB Franklin, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a stand-alone entity. Currently, individuals employed by FB Franklin and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from most effectively managing our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of FB Franklin and GDFM to other types of investments in which FB Franklin and GDFM may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act of 2002, or the “Sarbanes-Oxley Act,” and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with our fiscal year ending December 31, 2008, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Risks Related to FB Franklin and Its Affiliates

FB Franklin has no prior experience managing a business development company or a regulated investment company, or RIC.

FB Franklin has no prior experience managing a BDC or a RIC and may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other types of investment vehicles previously managed by FB Franklin. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. FB Franklin has no experience managing a business development company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

FB Franklin and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

FB Franklin and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and FB Franklin to earn increased asset management fees.

We may be obligated to pay FB Franklin incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our investment advisory and administrative services agreement entitles FB Franklin to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay FB Franklin incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. FB Franklin is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

The time and resources that individuals employed by FB Franklin and GDFM devote to us may be diverted and we may face additional competition due to the fact that individuals employed by FB Franklin and GDFM are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Neither FB Franklin nor the GSO Group are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We may also co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder, or by any SEC exemptive order we are required to obtain to permit such co-investment. GDFM, however, does not have investment discretion over our portfolio. Accordingly, consistent with our reading of the 1940 Act, the rules thereunder, and, in particular, the interpretations of the staff of the SEC, we believe that we have the ability to co-invest in a portfolio company with GDFM or one or more of its affiliates without the need to obtain relief from the SEC. In the event the SEC or its staff takes a different position in this regard, we could be limited in our ability to invest in certain portfolio companies in which GDFM or any of its affiliates are investing or are invested.

Our incentive fee may induce FB Franklin to make, and GDFM to recommend, speculative investments.

The incentive fee payable by us to FB Franklin may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to FB Franklin is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage FB Franklin to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since GDFM will receive a portion of the advisory fees paid to FB Franklin, GDFM may have an incentive to recommend investments that are riskier or more speculative.

Risks Related to Business Development Companies

Failure to invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy and maintaining our status as a business development company.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets, or we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by FB Franklin without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

Risks Related to Our Investments

Unfavorable economic conditions may affect our ability to borrow for investment purposes or to borrow on sufficiently favorable terms and may therefore adversely affect our ability to achieve our investment objectives.

Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments issued by middle market companies.

Senior Secured Loans and Second Lien Loans. When we extend senior secured term loans and second lien loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Debt. Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in an above-average amount of risk and volatility or a loss of principal.

These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our mezzanine debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We expect to make selected equity investments. In addition, when we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in small and middle market companies involves a number of significant risks, including that they:

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may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of FB Franklin may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We will invest primarily in first lien, second lien, and mezzanine debt issued by small and middle market private, U.S. companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we intend to generally structure certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we will make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and asset values. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest primarily in privately held companies. Generally, little public information exists about these companies. Typically, these companies do not have third-party debt ratings and may not have audited financial statements. We must therefore rely on the ability of FB Franklin and/or GDFM to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

The lack of liquidity in our investments may adversely affect our business.

We intend to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. We expect that our investments will generally be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Risks Relating to Debt Financing

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to FB Franklin with respect to pre-incentive fee net investment income. See “Investment Advisory and Administrative Services Agreement.”

Risks Relating to this Offering and Our Common Stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.

After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each monthly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price. See “Determination of Net Asset Value.”

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. Even though we have established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a diversified portfolio of investments. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the future. We intend to seek to complete a liquidity event for our stockholders between five and seven years following the completion of our offering stage. However, there can be no assurance that we will complete a liquidity event within such time or at all. We expect that our board of directors, in the exercise of its fiduciary duty to our stockholders, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a event is in the best interests of our stockholders. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly traded company.

Prior to the completion of a liquidity event, our share redemption program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

In making the decision to apply for listing of our shares, our directors will try to determine whether listing our shares or liquidating our assets will result in greater value for our stockholders. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management requirements to become a perpetual life company and the potential for stockholder liquidity. If our shares are listed, we cannot assure you a public trading market will develop. Since a portion of the offering price from the sale of shares in this offering will be used to pay expenses and fees, the full offering price paid by stockholders will not be invested in portfolio companies. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

The price of our common stock prior to meeting the minimum offering requirement was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our interests in portfolio companies.

The dealer manager in this offering is a newly-formed entity and may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objectives.

FS2 Capital Partners, LLC, which will serve as the dealer manager in this offering, is a newly-formed entity and has no experience selling shares on behalf of a business development company. There is no assurance that it will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a diversified portfolio of investments. As a result, we may be unable to achieve our investment objectives, and you could lose some or all of the value of your investment.

Our ability to successfully conduct this offering is dependent, in part, on the ability of the dealer manager to successfully establish, operate and maintain a network of broker-dealers.

The dealer manager for this offering is FS2 Capital Partners, LLC, or our “dealer manager.” Other than serving as dealer manager for this offering, the dealer manager has no experience acting as a dealer manager for a public offering. The success of this offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of the dealer manager to establish and maintain a network of licensed securities brokers-dealers and other agents. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through this offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

Beginning 12 months after we meet the minimum offering requirement, we intend to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares and, to the extent are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

Beginning one year after we meet the minimum offering requirement, we intend to commence tender offers to allow you to tender your shares on a quarterly basis at a price equal to 90% of the offering price on the date of repurchase. As proposed, the share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our proposed share repurchase program as follows: (1) we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares; (2) we do not expect to repurchase shares in any calendar year in excess of 5% of the weighted average number of shares outstanding in the prior calendar year, or 1.25% in each quarter; (3) unless you tender all of your shares, you must tender at least 25% of the amount of shares you have purchased in the offering and must maintain a minimum balance of $5,000 subsequent to submitting a portion of your shares for repurchase by us; and (4) to the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our board of directors may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify you of such developments (1) in the quarterly reports mentioned above or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. During this offering, we will also include this information in a prospectus supplement or post-effective amendment to the registration statement, as then required under federal securities laws. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price you paid for shares in our offering. As a result, to the extent you have the ability to sell your shares to us as part of our share repurchase program, the price at which you may sell your shares, which we expect to be 90% of the offering price on the date of repurchase under ordinary conditions, may be lower than what you paid in connection with your purchase of shares in our offering.

In addition, in the event you choose to participate in our share repurchase program, you will be required to provide us such with notice of your intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although you will have the ability to withdraw your repurchase request prior to the repurchase date, to the extent you seek to sell your shares to us as part of our periodic share repurchase program, you will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

Because the dealer manager is one of our affiliates, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a stockholder.

The dealer manager, FS2 Capital Partners, LLC, is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us several months before we have raised sufficient funds to make any investments or to invest the proceeds of this offering in securities meeting our investment objectives and providing sufficient diversification of our portfolio. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of your investment.

Potential investors in this offering do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 500,000,000 shares of common stock. Pursuant to Maryland law, our board of directors may increase the number of authorized shares of capital stock without stockholder approval. After your purchase in this offering, our board may elect to sell additional shares in this or future public offerings, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of FB

Franklin. To the extent we issue additional equity interests after your purchase in this offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our bylaws contain a provision exempting from the Control Share Acquisition Act under the Maryland General Corporation Law any and all acquisitions by any person of our shares of stock. If our board does not otherwise approve a business combination, the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Additionally, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for you to sell your shares.

We intend to seek to complete a liquidity event for our stockholders between five to seven years following the completion of our offering stage. We expect that our board of directors, in the exercise of its fiduciary duty to our stockholders, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in the best interests of our stockholders. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly traded company. However, there can be no assurance that we will complete a liquidity event within such time or at all. If we do not successfully complete a liquidity event, liquidity for your shares will be limited to our share redemption program which we have no obligation to maintain.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

•

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discounts will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, See “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

ESTIMATED USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell: (1) the minimum number of shares required to meet our minimum offering requirement, or 250,000 shares and (2) the maximum number of shares registered in this offering, or 150,000,000. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in small and middle market private, U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. Based on current market conditions, we anticipate that it may take several months to fully invest the initial proceeds we receive in connection with this offering upon meeting our minimum offering requirement, depending on the availability of investment opportunities that are consistent with our investment objectives and strategies.

Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our business development company election and our election to be taxed as a RIC.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross Proceeds	$2,500,000	100.0%	$1,500,000,000	100.0%
Less:
Selling Commission	$175,000	7.0%	$105,000,000	7.0%
Dealer Manager Fee	$75,000	3.0%	$45,000,000	3.0%
Offering Expenses	$125,000	5.0%	$22,500,000	1.5%

Net Proceeds/Amount Available for Investments	$2,125,000	85.0%	$1,327,500,000	88.5%

DISTRIBUTIONS

We intend to declare distributions monthly and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Our board of directors will approve and declare a monthly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board.

From time to time and not less than quarterly, FB Franklin must review our accounts to determine whether cash distributions are appropriate. We shall distribute pro rata to our stockholders funds received by us which FB Franklin deems unnecessary for us to retain.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, if we make a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a newly organized, externally managed, non-diversified closed-end investment company that has elected to be treated as a BDC under the 1940 Act and intends to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a RIC, under the Code.

We intend to provide debt and equity financing to small and middle market private, U.S. companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

We anticipate that our portfolio will be comprised primarily of investments in senior secured loans, second lien loans and in long-term subordinated loans, referred to as mezzanine loans, of private, small and middle market companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority common or preferred equity stakes in our target firms, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. We expect that these investments will range between $5 million and $25 million each, although investments may vary as the size of our capital base changes. See “Overview of Investing in Private Companies—Investment Types.”

Operating and Regulatory Structure

Our investment activities will be managed by FB Franklin and supervised by our board of directors, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay FB Franklin an annual base management fee based on our gross assets as well as incentive fees based on our performance. See “Investment Advisory and Administrative Services Agreement.”

FB Franklin will provide us with general ledger accounting, fund accounting, and investor and other administrative services. FB Franklin has contracted with GFO Consulting, LLC to provide us with a chief financial officer, Gerard Scarpati, a consultant with that firm, and has contracted with Vigilant Compliance Services, LLC, to provide us with a chief compliance officer, Salvatore Faia, a principal with that firm.

Revenues

We plan to generate revenue in the form of dividends or interest payable on the debt securities that we hold and capital gains, if any, on convertible debt or other equity interests that we acquire in portfolio companies. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the investment advisory and administrative services agreement. Our investment advisory fee will compensate FB Franklin for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FB Franklin shall be responsible for compensating GDFM for its services pursuant to the investment sub-advisory agreement. We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchase of shares of our common stock and other securities;

•	investment advisory fees;

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fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments; and

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all other expenses incurred by FB Franklin, GDFM or us in connection with administering our business, including expenses incurred by FB Franklin or GDFM in performing its obligations, and the reimbursement of the compensation of our chief financial officer and chief compliance officer paid by FB Franklin, to the extent they are not controlling persons of FB Franklin or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Reimbursement of FB Franklin

We will reimburse FB Franklin for the administrative expenses necessary for its performance of services to us, provided that such reimbursement shall be the lower of FB Franklin’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse FB Franklin for any services for which it receives a separate fee, nor for rent, depreciation, utilities, capital equipment or other administrative items.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering, and from cash flows from fees, interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of funds will be investments in portfolio companies, payments of our expenses and cash distributions to holders of our common stock. Immediately after we receive subscriptions for 250,000 shares and meet our minimum offering requirement, gross subscription funds will total $2.5 million. Subsequent to meeting our minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value per share increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. In connection with each monthly closing on the sale of shares of our common stock pursuant to this prospectus on a continuous basis, the board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value within 48 hours of the time that we price our shares. Prior to each monthly closing, we will update the information contained in this prospectus by filing a prospectus supplement with the SEC, and we will also post any updated information to our website.

We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.

Distribution Policy

We intend to declare distributions monthly and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Our board of directors will approve and declare a monthly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2008 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

We intend to make any distributions in the form of cash under our distribution reinvestment plan, out of assets legally available therefor, unless you elect to receive your distributions and/or long-term capital gains distributions in additional shares of our common stock. See “Distribution Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in additional shares of our common stock.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the U.S., or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

As a business development company, we will generally invest in illiquid debt and equity securities of privately-owned companies. Under procedures established by our board of directors, we intend to value investments for which market quotations are readily available. We will obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly-traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates. With respect to unquoted securities, our board of directors, together with input from our independent valuation advisers, if any, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and private, and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs with respect to one of our portfolio companies, our board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had readily available market values existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

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our quarterly valuation process begins with each portfolio company or investment being initially valued by FB Franklin’s senior management team, which may, in the case of investments recommended by GDFM or any other sub-advisor engaged by FB Franklin, include information received from such sub-advisor to assist in the valuation process;

•	preliminary valuation conclusions will then be documented and discussed with the members of our board of directors;

•	if a third-party valuation firm is engaged by our board of directors, it will review these preliminary valuations;

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our board of directors will review the preliminary valuation and FB Franklin’s senior management team and our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the board of directors; and

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our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Franklin and the third-party valuation firm, if applicable.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. Below is a description of factors that our board of directors may consider when valuing our debt and equity investments.

Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the overall financial condition of the portfolio company has been impaired or other factors indicate a lower fair value for the loan or debt security. Generally, in arriving at a fair value for a debt security or a loan, the board of directors may focus on various factors, including the terms of the debt, the portfolio company’s ability to service and repay the debt and the value and quality of the underlying assets. With respect to a convertible debt security, the board of directors may also analyze the excess of the value of the underlying security over the conversion price as if the security was converted when the conversion feature is “in the money” (appropriately discounted, if restricted). If the security is not currently convertible, the use of an appropriate discount in valuing the underlying security may be considered. If the value of the underlying security is less than the conversion price, the board of directors may focus on the portfolio company’s ability to service and repay the debt.

Equity Securities. Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. The board of directors, in its analysis of fair value, will consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or related items.

The board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, we will allocate the cost basis in the investment between debt securities and nominal cost equity at the time of origination. We will subsequently value the warrants at fair value.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Contractual Obligations

We have entered into a contract with FB Franklin to provide investment advisory and administrative services. Payments for investment advisory services under the investment advisory and administrative services agreement in future periods will be equal to (a) an annual base management fee of 2.0% of the value of our gross assets and (b) an incentive fee based on our performance. See “Investment Advisory and Administrative Services Agreement.” FB Franklin, and to the extent it is required to provide such services, GDFM, will be reimbursed for administrative expenses incurred on our behalf. See “Administrative Services.”

Recently Issued Accounting Standards

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement, or SFAS No. 157. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements, but does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, we are evaluating the implications of SFAS No. 157, and its impact on our financial statements has not yet been determined.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, or SFAS 159, which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the combined balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. At this time, we are evaluating the implications of SFAS 159, and its impact on our financial statements has not yet been determined.

OVERVIEW OF INVESTING IN PRIVATE COMPANIES

Business Development Company Overview

A BDC is a category of investment company added in 1980 to the 1940 Act. The BDC category was added by Congress to facilitate the flow of capital to private companies and smaller public companies that do not have access to public capital markets or other conventional forms of financing. The 1940 Act provides a body of regulation for investment companies whose shares are offered to the public. BDCs are subject to regulatory requirements under the 1940 Act that are designed to facilitate their investment in the types of companies whose need to raise capital was the impetus behind Congress’ action in adding the BDC as a category of investment company. We believe that the BDC structure is well suited to provide you with exposure to the asset classes in which we plan to make investments, as it permits us to sell our stock to the public (unlike traditional private funds which are only available to high net worth individuals and institutions) within a regulatory structure designed to accommodate the special needs of investing in small and growing companies. See “Regulation.” As of February 2008, publicly traded BDCs had an aggregate market capitalization of approximately $18.7 billion.

Most BDCs are structured as RICs for tax purposes to provide tax-advantaged, pass-through of interest, dividends, and capital gains of its investments directly to its stockholders with no corporate tax if at least 90% of taxable income is distributed in a timely manner.

We believe that the BDC industry should continue to experience growth principally because they provide the following benefits to individual investors:

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Access to investments that have historically been accessible outside the BDC model only by high-net-worth and institutional investors primarily due to high minimum investment requirements and necessary specialized investment expertise;

•	Professionally managed investments by individuals that have the specialized expertise and experience necessary to fully understand and evaluate investment opportunities and manage investment holdings;

•	Potential to reduce risk by diversifying an individual’s investment over a portfolio of assets without requiring a large investment; and

•	Investor protection under the 1940 Act, a substantive regulatory and disclosure regime designed to, among other things, limit opportunities for overreaching by affiliates.

Significant Asset Class

Private investment funds, which include venture capital, private equity and private debt, represent a significant asset class, having raised approximately $850 billion in capital from 2002 through the third quarter of 2007, according to Thomson Venture Economics. Private investment funds are committed to investing in companies across all industries and all stages of development, from early-stage startups to corporations with billions of dollars in revenues and global name recognition.

Life Cycle of Companies Targeted by Private Investment Funds

As noted above, private investment funds make investments in companies at all stages of the target company’s development. Stages in a typical company’s life cycle can be defined broadly (from earliest to latest) as:

•	Seed Stage. A company in this stage is generally in the process of developing a concept plan or prototype. The source of private funding for this type of company is typically called seed capital.

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Start up Stage. These companies have typically developed a concept plan, but now require financing for business establishment costs and product development. The source of private funding for this type of company is typically called start up capital.

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Expansion Stage. These companies have generally established products or services in the market place and working capital is required for expansion and to fund additional capacity. The source of private funding for this type of company is typically called expansion or development capital.

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Mature Stage. Companies in this stage are typically established within their markets, have a proven track record and typically stable cash flows. Private capital may be required to replace existing equity and/or refinance debt in a recapitalization transaction or these firms may be the subject of a private equity-sponsored buyout.

Transaction Types

Target companies may require capital to fund a number of types of investments, including management buyouts, leveraged buyouts, recapitalizations and growth and acquisition financing transactions.

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Management Buyouts. Management buyouts often occur when a company’s owners seek to transition out of an investment, while existing management believes that the potential for significant value creation remains in the company. In such transactions, company management will often seek a financial sponsor to aid in the purchase of its company through a combination of equity and debt.

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Leveraged Buyouts. Leveraged buyouts occur when financial investors such as private equity firms purchase companies with balance sheets and cash flows that can sustain additional leverage, which amplifies the potential for an equity holder’s gain. This leverage can include several layers, including senior secured, second lien and mezzanine debt.

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Recapitalizations. Recapitalizations occur when firms can benefit by changing their capital structures to enhance equity returns and/or allow existing investors to realize value through a significant, one-time distribution. In some instances, firms may be able to support additional debt due to growth in profitability and in other cases may seek external investment to partially or fully replace existing investors. Recapitalizations are also a key means of exit for institutional investors which are required to return capital at the end of their funds’ lives.

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Growth and Acquisition Financings. Growth and acquisition financings occur when small and middle market firms need capital to fund growth opportunities. Small and middle market firms represent a significant portion of the growth segment of the U.S. economy and these firms often do not have adequate internally generated cash flow to fund growth organically or through acquisitions. These firms usually seek capital from external sources, including banks, private equity firms and venture capital firms.

Investment Types

There are a number of investment types corresponding to a company’s capital structure. Typically investors determine the appropriate type of investment based upon their risk and return requirements. Below is a diagram illustrating where these investments lie in a typical target company’s capital structure. Senior debt is situated at the top of the capital structure, and typically has the first claim on the assets and cash flows of the company, followed by second lien debt, mezzanine debt, preferred equity and finally common equity. Due to this priority of cash flows and claims on assets, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We intend to focus primarily on investments in debt securities, including senior secured loans, second lien loans and mezzanine loans.

INVESTMENT OBJECTIVES AND STRATEGY

General

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. We will be managed by FB Franklin which oversees the management of our activities and is responsible for making investment decisions for our portfolio. FB Franklin has engaged GDFM to act as our investment sub-adviser. GDFM will assist FB Franklin with identifying investment opportunities and will make investment recommendations for approval by FB Franklin, according to asset allocation and other guidelines set by FB Franklin. GDFM is a subsidiary of GSO, a global alternative asset management firm focused on the leveraged finance marketplace, with $9.6 billion in assets under management. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•	leveraging the experience and expertise of FB Franklin and GDFM in sourcing, evaluating and structuring transactions;

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focusing primarily on debt investments in small and middle market private U.S. companies, which we define as companies with annual revenue of $10 million to $500 million at the time of investment. We believe such a focus offers an opportunity for superior risk-adjusted returns;

•	identifying portfolio companies with experienced management teams; and

•	maintaining rigorous portfolio monitoring.

We anticipate that our portfolio will be comprised primarily of investments in senior secured loans, second lien loans and subordinated loans, or mezzanine loans, of private, U.S., small and middle market companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. We expect that our investments will generally range between $5 million and $25 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of FB Franklin subject to oversight by our board of directors. To enhance our opportunity for gain, we intend to employ leverage as market conditions permit and at the discretion of FB Franklin, but in no event will leverage employed exceed 50% of the value of our assets as required by the 1940 Act.

We do not currently intend to list our securities on an exchange and do not expect a public market to develop for them in the foreseeable future, although we intend to seek to complete a liquidity event between five and seven years following the completion of our offering stage. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two year period. See “—Liquidity Strategy.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price. To provide interim liquidity to our stockholders, we plan, but are not required, to conduct quarterly repurchase offers pursuant to our share repurchase program in accordance with the 1940 Act. This will be the only method of liquidity that we offer prior to a liquidity event. See “Share Repurchase Program.” We believe that our publicly-held, non-traded structure enables stockholders to experience reduced volatility in share value as compared to publicly-traded closed-end funds, while maintaining the potential for current income and long-term capital appreciation.

Capital Contribution by FB Franklin

In February 2008, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FB Franklin, contributed an aggregate of $1 million to purchase 111,112 shares of common stock at $9.00 per share, which represents the public offering price of $10.00 per share and excludes selling commissions and dealer manager fees. Messrs. Forman and Adelman will not tender their shares for repurchase as long as FB Franklin remains our investment adviser.

About FB Franklin

FB Franklin is registered as an investment adviser with the SEC under the Advisers Act and is an affiliate of FB Capital Partners, L.P, a Philadelphia-based investment and alternative asset management firm focused in part on income-oriented investments in the middle market. Since 2003, FB Capital Partners and its predecessors have invested over $500 million in senior debt, mezzanine debt, preferred equity and real estate throughout North America. FB Capital Partners’ investor base consists of high net-worth individuals, money managers and institutions, who seek current income with the potential for long-term capital appreciation. In addition, FB Capital Partners will serve as general partner on a recently closed pooled equity real estate fund with a major Wall Street investment bank as lead investor. The fund is expected to acquire and manage approximately $300 million in real estate assets over the next several years. Our chief executive officer, Mr. Forman, has led FB Capital Partners since its inception. In addition to his career in managing alternative assets for his investor base, Mr. Forman has been an active private investor and entrepreneur, having built several companies in the gaming and specialty finance industries. In addition, Mr. Forman co-founded Franklin Square Holdings, LP, an investment firm focused on delivering alternative asset solutions to individual investors nationwide.

Together with Mr. Forman, Mr. Adelman will form the senior management team of FB Franklin. Mr. Adelman has significant managerial and investing experience and serves as president and chief executive officer of Campus Apartments, Inc., which develops, manages, designs, and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. Mr. Adelman, through Campus Apartments, has recently entered into a $1.1 billion venture with GIC Real Estate Pte Ltd, the real estate investment arm of the Government of Singapore Investment Corporation. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings, LP with Michael Forman. See “Management” for biographical information regarding Messrs. Forman and Adelman.

FB Franklin’s senior management team has extensive experience in leveraged finance, private equity and real estate investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, with an eye toward risk management and potentially delivering higher returns by virtue of tax-advantaged transaction structures. FB Franklin will attempt to leverage this expertise, along with its rigorous and selective transaction process, to our benefit. In addition, FB Franklin’s senior management team has developed a network of relationships with financial sponsors, management teams, investment bankers, attorneys and accountants. We intend to capitalize on this network as a source of transaction flow.

FB Franklin is staffed by four investment professionals and may retain additional investment personnel following the date we meet our minimum offering requirement, based upon its needs.

All investment decisions will require the unanimous approval of FB Franklin’s investment committee, which is currently comprised of Messrs. Forman and Adelman. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and will annually review the compensation we pay to FB Franklin to determine that the provisions of the investment advisory and administrative services agreement are carried out. See “Investment Advisory and Administrative Services Agreement.”

About GDFM

From time to time, FB Franklin may enter into sub-advisory relationships with registered investment advisers that possess skills that FB Franklin believes will aid it in achieving our investment objectives.

FB Franklin has engaged GDFM to act as our investment sub-adviser. GDFM will assist FB Franklin with identifying investment opportunities and will make investment recommendations for approval by FB Franklin. GDFM is a Delaware limited liability company with principal offices located at 280 Park Avenue, New York, New York 10017.

GSO and its wholly owned subsidiary, GDFM, which we collectively refer to as the GSO Group, are registered investment advisers under the Advisers Act and focused on the leveraged finance marketplace with expertise in managing portfolios of alternative assets. As of January 31, 2008, the GSO Group had assets under management of approximately $9.6 billion, including $4.8 billion in structured funds and separate accounts managed by GDFM. The GSO Group generally seeks to generate superior risk-adjusted returns for its investors by investing in a broad array of securities, including senior secured leveraged loans, high yield bonds, distressed securities, second lien loans, mezzanine securities, private equity securities and credit derivatives. Its investment strategies revolve around a disciplined fundamental credit review process and are based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating attractive total returns.

The founding partners of the GSO Group, Bennett Goodman, J. Albert (“Tripp”) Smith and Douglas Ostrover, have worked together for over 12 years and during that time built two of the premier leveraged finance franchises on Wall Street at Donaldson, Lufkin & Jenrette and then at Credit Suisse. The GSO Group has over 130 employees with offices in New York, London, Los Angeles and Houston. We expect that the GSO Group’s substantial experience in leveraged finance, coupled with their deep relationships with private equity firms, companies and others in the investment community, will enhance our ability to source and analyze public and private investment opportunities on a global basis.

On January 10, 2008, GSO and The Blackstone Group L.P. entered into a binding agreement under which Blackstone will acquire GSO. Under the terms of the agreement, Blackstone will acquire GSO and GSO will operate as an independent entity under the GSO brand. Also, as part of the acquisition, Blackstone’s credit related businesses will be merged into GSO, adding approximately $12 billion of additional assets under management as well as a number of experienced investment professionals. The acquisition will not involve any change in the management personnel of GSO or material changes in the individuals responsible for the investment management services provided by GSO. Subject to closing conditions, the acquisition is anticipated to be consummated in the first quarter of 2008.

Investment professionals of the GSO Group are currently organized into two distinct groups according to investment disciplines: GDFM and the Hedge Fund Group (through GSO). Each of the groups is separately staffed and maintains separate and distinct investment processes and investment committees. While separate decision making is rigorously maintained, the groups may share deal flow and collaborate on specific investment opportunities where appropriate or specific company or industry expertise is needed. Senior professionals of GDFM have a ten-year track record of managing senior secured, second lien and mezzanine loans in portfolios with leveraged operating structures and will be primarily responsible for providing services to FB Franklin under the sub-advisory agreement. Following the acquisition of the GSO Group by The Blackstone Group L.P., GDFM will be co-headed by Daniel H. Smith, who has led the GDFM team since 2005, and Dean Criares, who leads Blackstone’s debt advisory group.

Under the investment sub-advisory agreement, GDFM will assist FB Franklin in identifying investment opportunities and will make investment recommendations for approval by FB Franklin, according to asset allocation and other guidelines set by FB Franklin. In addition, to the extent requested by FB Franklin, GDFM may assist with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies. GDFM is comprised of 16 dedicated investment professionals with an average experience of 12 years in portfolio management, investment analysis, transaction origination and trading, three structuring professionals and eight operations and support personnel. It is anticipated that FB Franklin will benefit from the scale arising from GDFM’s existing infrastructure, access to investment opportunities from the GSO Group’s existing institutional relationships, access to proprietary investments from GSO’s existing dedicated origination and sourcing team and risk management from GDFM’s existing policies and expertise. The GSO Group has an established infrastructure and investment processes for managing leveraged credit portfolios, including senior secured loans, second lien loans, mezzanine obligations, high yield bonds, structured finance instruments and credit derivatives. Investment recommendations made by GDFM will be made in a manner that is consistent with its existing investment and monitoring processes developed by senior members of this team during the last ten years. GDFM’s team will be comprised of the entire investment and operations staff of GDFM and will assist FB Franklin in monitoring our portfolio and making investment recommendations to FB Franklin’s investment committee. GDFM may also rely upon the wider resources and operations of GSO, including additional originated deal flow, market risk management, finance, compliance, legal, internal audit and fund administration as needed.

Market Opportunity

We believe that the market for lending to small and middle market private U.S. companies is underserved and presents a compelling investment opportunity. FB Franklin’s senior management team has witnessed significant demand for debt capital among small and middle market companies that have the characteristics we target. We believe that this demand, coupled with the limited and fragmented availability of funding within our target market, will enable us to achieve favorable transaction pricing. We are raising funds in an attempt to capitalize on what we believe is a favorable pricing environment. We believe that the following characteristics support our belief:

Large Target Market

According to Dun & Bradstreet, as of February 2008, there were approximately 149,000 small and middle market companies in the U.S., defined as companies with annual revenues between $10 million and $500 million, compared with 5,000 companies with revenues greater than $500 million. These smaller and middle market companies represent a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. The U.S. Census Bureau, in its most recently completed economic census in 2002, found that firms in our target market collectively generated $5.9 trillion in revenues and employed 31.7 million people. Small and middle market companies have generated a significant number of investment opportunities for investment programs managed by FB Franklin over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

General Reduction in Supply of Credit

We believe that investors are taking a much more conservative approach to lending in all asset classes, due in part to recent problems in residential mortgage backed securities backed by subprime borrowers, or borrowers with poor credit histories. For corporate debt, this tightening of credit conditions occurred just as a record amount of transaction volume was scheduled to enter the markets in the third quarter of 2007. As illustrated by the table below, we believe that this imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high yield bond offerings and a general reduction in liquidity.

Source: Thomson Financial (September 2007)

Given the significant reduction in credit supply, we believe we may be able to achieve more favorable transaction pricing in comparison to past periods. We believe that times such as these represent an attractive environment in which to pursue superior risk-adjusted returns.

Limited Investment Competition

Despite the size of the market, we believe that a consolidation in the financial services industry has substantially reduced the number of financial institutions lending to small and middle market companies. The Federal Deposit Insurance Corporation reports that the number of federally insured financial institutions declined from approximately 15,200 in 1990 to approximately 8,600 in 2007.

We believe that lending to small and middle market companies generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies due in part to the smaller size of each investment and the often fragmented nature of information available for disclosure from these firms. In addition, small and middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, with relatively high cost structures, are not equipped to deal with these factors. Due to these cost issues and pressures to rapidly grow loan portfolios, financial institutions appear to be emphasizing services to larger corporate clients and transactions with a consequent reduction in the availability of debt financing to small and middle market companies.

Active Private Equity Focus on Small and Middle Market Firms

Private equity firms have continued their active roles investing in small and middle market companies, and FB Franklin’s senior management team expects this trend to continue. In recent years, record amounts of private equity capital have been raised. From 2005 through the first half of 2007, buyout funds raised over $465 billion on a combined basis, a large portion of which remains un-invested. FB Franklin’s senior management team believes that more than $110 billion of that capital is dedicated toward investing in small and middle market buyouts. Private equity funds often seek to leverage their investments by combining capital with senior secured and mezzanine loans from other sources. Thus, we believe that significant private equity investment in small and middle market firms will create substantial investment opportunities for us to fill the role of leverage provider. We believe that the network of relationships between FB Franklin’s senior management team and the private equity community will be a key channel through which we will access significant investment opportunities.

Source: Thomson Venture Economics; small and middle market buyout funds defined as those with less than $1 billion in capital raised.

We believe the market for mezzanine loans to private equity sponsored companies will be particularly attractive for us. Before the recent turmoil in the credit markets, we believe that banks and hedge funds were aggressively expanding their lending to the leveraged buyout market on very favorable terms. Often, this debt carried few covenants, low interest rates and allowed for very high ratios of debt to cash flow. We believe that such aggressive lending was fostered by an active secondary market for these leveraged loans, which allowed the lenders to profit while removing debt from their balance sheets, at the same time refreshing their ability to lend further. We believe that the abundance of relatively cheap, less restrictive forms of debt allowed leveraged buyout firms to pay historically high purchase prices in relation to target company cash flows, and generally served to force mezzanine lenders to accept lower returns through reduced pricing and to accept smaller portions of leveraged buyout transactions.

Currently, we believe that secondary market conditions are no longer permitting banks to sell these loans under the same terms, and at the same rates, as seen in the first half of 2007, significantly reducing the availability of bank debt to fund leveraged buyout transactions. In addition, we believe that this will result in banks requiring stricter covenants, higher rates for their loans, and less total leverage in transactions that they will fund over the next several years. While this is expected to pressure private equity firms to reduce pricing on their buyout transactions, we believe that the large amount of un-invested private equity capital currently available will mitigate this effect. Due to the reduced availability of bank funding, we believe that private equity firms will look even more to the mezzanine market to provide the leverage necessary to produce their returns, creating investment opportunities for us at potentially favorable terms. We believe that the network of relationships between the senior management team of FB Franklin, the investment professionals employed by GDFM and the private equity community will be a key channel through which we will achieve significant transaction flow to assist private equity sponsored transactions.

Attractive Market Segment

We believe that the underserved nature of such a large segment of the market, coupled with strong demand for capital, creates a significant opportunity for investment. Because of the current investing environment, we believe that small and middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and more attractive security features in the form of stricter covenants and quality collateral. Additionally, as compared to larger companies, small and middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors present advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Investment Strategy

When identifying prospective portfolio companies, we intend to focus primarily on the following attributes, which we believe will help us generate attractive total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution you that, if we believe the benefits of investing are sufficiently strong, not all of these criteria will necessarily be met by each prospective portfolio company in which we choose to invest.

Leading, defensible market positions that present attractive growth opportunities

We intend to invest in companies that have developed strong positions within their respective markets and exhibit the potential to grow significantly. We will seek companies that we believe possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, minimizing sales risk and protecting profitability.

Investing in private companies

We intend to focus on target companies that possess annual revenues of between $10 million and $500 million and annual operating cash flow of at least $2 million at the time of investment. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.

Proven management teams with meaningful equity ownership

We intend to focus on investments in which the target company has an experienced management team with an established track record of success. We will typically require the portfolio companies to have in place proper incentives to align management’s goals with ours. Generally, we intend to focus on companies in which the management teams have significant equity interests.

Private equity sponsorship

Often we will seek to participate in transactions sponsored by what we believe to be high-quality private equity firms. FB Franklin’s senior management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company provides an additional level of due diligence investigation and is an implicit endorsement of the quality of the investment. Further, by co-investing with quality private equity firms which commit significant sums of equity capital with junior priority to our debt investments, we may reduce our risk of capital loss and benefit from having due diligence on our investments performed by both parties.

Diversification

We will seek to diversify our portfolio among companies engaged in a variety of industries, thereby reducing the risk of a downturn in any one industry having a disproportionate impact on the value of our portfolio.

Viable exit strategy

We will seek to invest in companies that we believe will sustain a consistent cash flow to repay our loans and maintain growth in their businesses. This internally generated cash flow will be a key means through which we will achieve payment of interest due to us along with repayment of loan principal. We intend to focus primarily in investing in companies whose business models and growth prospects offer other attractive exit possibilities, including repayment of our investments, with the potential for capital gain on any equity interests we hold, through an initial public offering of common stock, merger, a sale or other recapitalization.

Competitive Advantages

We believe that we offer the following competitive advantages to our investors over other capital providers in small and middle market companies:

Middle market focus

FB Franklin and GDFM have developed an expertise in sourcing and investing in debt issued by small and middle market companies. We will attempt to leverage the relationships created while developing this expertise, which we believe will provide us access to an attractive pool of private companies that is not well served by larger financial institutions. Furthermore, FB Franklin’s senior management team believes that, because middle market companies are not as well covered by investors as larger companies, there is greater opportunity to negotiate terms that include enhanced protections without necessarily comprising yield.

Global platform with seasoned investment professionals.

FB Franklin’s senior management team believes that the breadth and depth of its experience, together with the wider resources of the GSO Group’s investment team, which includes 130 employees, 32 of which are dedicated to sourcing, structuring, executing, monitoring and realizing upon a broad range of private investments, as well as the specific expertise of GDFM, provides us with a significant competitive advantage in sourcing attractive investment opportunities worldwide.

Long-term investment horizon

Unlike most private equity and venture capital funds, we will not be required to return capital to our stockholders once we exit a portfolio investment. Such funds typically can only be invested once and must be returned to investors within a specific time period. These provisions often force private equity and venture capital funds to seek liquidity events, including initial public offerings, mergers, or recapitalizations, more quickly than they otherwise might, potentially resulting in a lower return to investors. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, will provide us with the opportunity to increase total returns on invested capital compared to other private company investment vehicles.

Transaction Sourcing Capability

FB Franklin will seek to identify attractive investment opportunities both through active origination channels and through its long-term relationships with numerous corporate and fund management teams, members of the financial community and potential corporate partners. In addition, FB Franklin will seek to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals and also through the GSO Group’s proprietary origination channels. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Franklin will seek to leverage the global presence of the GSO Group to generate access to a substantial amount of originated transactions with attractive investment characteristics. We believe that the broad networks of FB Franklin and GDFM will produce a significant amount of investment opportunities for us.

Disciplined, income-oriented investment philosophy

FB Franklin and GDFM will employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining potential for long-term capital appreciation. FB Franklin’s approach will seek to produce strong returns concurrent with reduced risk by:

•	focusing on companies it believes to have leading, defensible market positions that present attractive growth opportunities;

•	engaging in extensive due diligence;

•	committing significant resources to monitor portfolio companies closely after the transaction is closed;

•	participating in transactions sponsored by what it believes to be high-quality private equity firms;

•	investing primarily in management teams with meaningful equity ownership; and

•	investing primarily in companies with annual revenues of at least $10 million and annual operating cash flows of at least $2 million.

Ability to utilize a wide range of transaction structures

FB Franklin’s and GDFM’s broad expertise and experience in transaction structuring at all levels of a company’s capital structure will afford them numerous tools to manage risk while preserving the opportunity for gain. We will attempt to capitalize on this expertise in an effort to produce an investment portfolio that will perform in a broad range of economic conditions. In addition, we believe that the ability to offer several forms of financing will make us an attractive provider of capital to prospective portfolio companies. Such flexible transaction structuring allows a prospective portfolio company to forgo the substantial cost of conducting multiple negotiations and undergoing multiple due diligence processes to secure the different types of capital it requires.

Operating and Regulatory Structure

Our investment activities will be managed by FB Franklin and supervised by our board of directors, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay FB Franklin an annual base management fee based on our gross assets as well as incentive fees based on our performance. See “Investment Advisory and Administrative Services Agreement.”

FB Franklin will provide us with general ledger accounting, fund accounting, and investor and other administrative services. FB Franklin has contracted with GFO Consulting, LLC to provide us with a chief financial officer, Gerard Scarpati, a consultant with that firm and has contracted with Vigilant Compliance Services, LLC, to provide us with a chief compliance officer, Salvatore Faia, a principal with that firm.

As a business development company, we will be required to comply with certain regulatory requirements. See “Regulation.” Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We intend to elect to be treated for federal income tax purposes and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Investment Types

We intend to focus primarily on investments in debt securities, including senior secured loans, second lien loans and mezzanine loans. Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior debt is situated at the top of the capital structure, and typically has the first claim on the assets and cash flows of the company, followed by second lien debt, mezzanine debt, preferred equity and finally common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We will rely on FB Franklin’s and GDFM’s experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Typical Capital Structure Diagram

Senior Secured Loans. Senior secured loans are situated at the top of the capital structure. Because these loans have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to five years, offer meaningful amortization, and have first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our senior secured loans typically will have variable rates ranging between 2.0% and 5.0% over a standard benchmark, such as the prime rate or the London Interbank Offered Rate (LIBOR).

Second Lien Loans. Second lien loans are immediately junior to senior secured loans and have substantially the same maturities, collateral, and covenant structures as senior secured loans. Second lien loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with mezzanine loans. Generally, we expect these loans to carry a fixed or a floating current yield of 4.0% to 8.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

Mezzanine Loans. We intend to invest a majority of our assets in mezzanine loans, and to a lesser extent in senior secured and second lien loans. Mezzanine loans usually rank junior in priority of payment to senior secured loans and second lien loans and are often unsecured, but are situated above preferred equity and common stock in the capital structure. In return for their junior status compared to senior secured loans and second lien loans, mezzanine loans typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We intend to generally target mezzanine loans with interest-only payments throughout the life of the loan, with the principal due at maturity. Typically, mezzanine loans have maturities of five to ten years. Generally, we expect these loans to carry a fixed or a floating current yield of 6.0% to 12.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be paid in kind.

Equity and Equity-Related Securities. While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, we may enter into non-control investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be of high quality. In addition, we typically receive the right to make equity investments in a portfolio company whose debt securities we hold in connection with the next equity financing round for that company. This right will provide us with the opportunity to further enhance our returns over time through equity investments in our portfolio companies. In addition, we may hold equity-related securities consisting primarily of warrants or other equity interests generally obtained in connection with our mezzanine loans. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold. With respect to any preferred or common equity investments, we expect to target an annual investment return of at least 25%.

Cash. In addition, we intend to maintain a certain level of cash or equivalent instruments to make follow-on investments if necessary in existing portfolio companies or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds. Loans to small and middle market companies are debt instruments that can be compared to corporate bonds of large U.S. and international companies to aid an investor’s understanding. As with corporate bonds, loans to small and middle market companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in cash flows, quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, we will require greater returns for securities that we perceive to carry increased risk. The companies in which we invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in most cases, will not be rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating of BBB or a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. It is our understanding that most debt securities of small and middle market companies do not exceed the grade of BBB under the Standard & Poor’s rating system, so there would be few, if any, debt securities in the middle market that would meet the definition of AAA, AA or A.

The market for loans to small and middle market companies possesses several key differences compared to the corporate bond market. For instance, due to a lack of debt ratings for most small and middle market firms, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding investments, small and middle market debt investors often receive monthly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to the lack of liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, we believe that loans to small and middle market firms typically offer higher returns than corporate bonds of equivalent credit quality.

Sources of Income

The primary means through which our stockholders will receive a return of value is through interest, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made and monitoring fees paid throughout the lives of our investments. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment, while monitoring fees generally range from 0.25% to 1.0% of the purchase price of an investment annually.

Structure of Investments/Risk Management

FB Franklin will tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability.

We will seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential equity appreciation) that adequately compensates for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

•	negotiating covenants that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights. Additionally, FB Franklin will typically seek to impose significant prepayment penalties in order to reduce or eliminate prepayment risk. Such penalties can range from fees, increased rates of interest and accelerated principal repayment to forfeiture of significant collateral assets or equity ownership of the borrower. We may also enter into interest rate hedging transactions at the sole discretion of FB Franklin. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants. Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include requiring the firm to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants. Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain negative covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements.

Investment Process

The senior management team of FB Franklin and the investment professionals employed by GDFM have spent their careers developing the resources necessary to successfully invest in small and middle market companies. FB Franklin’s transaction process is highlighted below. In addition, FB Franklin will rely on recommendations by GDFM, which it will also scrutinize according to its diligence standards.

Our Transaction Process

Sourcing

FB Franklin’s senior management will attempt to leverage the broad networks of relationships they have built up over the course of their careers to provide access to investment opportunities for us. Members of FB Franklin’s network include:

•	Private equity firms, venture capital firms and other financial sponsors;

•	Small and middle market investment bankers;

•	Law firms focused on small and middle market companies;

•	Regional banks and commercial finance companies;

•	Regional accountants and tax advisors; and

•	Entrepreneurs and business owners.

Evaluation

Initial Review. In its initial review of an investment opportunity, the FB Franklin transaction team will examine information furnished by the target company to determine whether the investment meets our basic investment criteria and offers, within the context of proper portfolio diversification, an acceptable probability of attractive returns with identifiable downside risk. If our advisory team believes the proposed investment fits these criteria, the investment team will commence a comprehensive credit analysis and due diligence review of the target investment.

Due Diligence. Before undertaking a transaction, the investment team will conduct a thorough due diligence review of the target to ensure the company fits our investment strategy, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

•	on-site visits;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants;

•	financial sponsor diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

When possible, our advisory team will seek to structure transactions in such a way that target firms are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

Execution

Transaction Structuring. The broad expertise and significant experience of FB Franklin in transaction structuring, using securities at all levels of the capital structure, provides us with the necessary tools to manage risk of loss effectively while preserving the opportunity for gains. We believe that structuring transactions appropriately, in conjunction with conducting extensive due diligence, is a key factor in producing strong investment results under all economic conditions. In addition, the ability to provide a wide range of financing alternatives should make us an attractive provider of capital to prospective portfolio companies, and may enable us to achieve a certain level of preferred pricing in our transactions. Such flexibility allows a prospective portfolio company to forgo the substantial cost of conducting multiple negotiations and undergoing multiple due diligence processes to secure the different forms of capital it requires.

Investment Approval. Throughout the transaction process, the transaction team is responsible for providing a continuous flow of written information to FB Franklin’s investment committee, with each stage of the investment process memorialized in an investment memorandum. Upon completion of satisfactory due diligence, the transaction team will submit an investment memorandum for final review, consideration, approval or termination by FB Franklin’s investment committee. The consummation of a transaction will require unanimous approval of the members of FB Franklin’s investment committee.

GDFM Recommendations. As a key part of its strategy, FB Franklin will seek to leverage GDFM’s significant access to transaction flow in its investment process. GDFM’s objective will be to provide investment recommendations, within asset allocation and other guidelines set by FB Franklin, that produce an attractive and stable current yield while preserving capital. To achieve these objectives for FB Franklin, GDFM seeks to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its transaction process, which includes: (i) sourcing investment opportunities in senior secured loans, second lien loans and mezzanine obligations via its relationships with major commercial banks, investment banks and other agents and finance providers and through the GSO Group’s direct origination of proprietary investments, (ii) the pre-review of each opportunity by one of its portfolio managers to assess the general quality, value and fit relative to the FB Franklin’s portfolio, (iii) comprehensive due diligence and credit analysis by an industry specialized research analyst, (iv) transaction structuring with a focus on preservation of capital in varying economic environments and (v) ultimate approval of investment recommendations by GDFM’s investment committee.

After completing its internal transaction process, GDFM will make a formal recommendation for review and approval by the investment committee of FB Franklin in the form of an investment memorandum. In addition, GDFM will make available its staff to answer inquiries by FB Franklin in connection with its recommendations.

Monitoring

Portfolio Monitoring. FB Franklin, with the help of GDFM, will monitor our portfolio with an eye toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, FB Franklin will work closely with the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other lenders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors.

Typically, FB Franklin will receive monthly or quarterly financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a monthly basis from our portfolio companies. FB Franklin will use these data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research, and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

In addition to various risk management and monitoring tools, FB Franklin will use an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FB Franklin will use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description

1	Investment exceeding expectations—capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan —full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend expected, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

FB Franklin will monitor and, when appropriate, will change the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of directors will review these investment ratings on a quarterly basis. In the event that our board of directors determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, it will undertake more aggressive monitoring of the affected portfolio company and implement a plan of action to remedy the situation.

Valuation Process. Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available will be recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will determine the fair value of investments in good faith utilizing the input of FB Franklin, the input of any other professionals that our board of directors deems worthy and relevant, including GDFM and independent third-party valuations, if applicable. “See Discussion of Expected Operating Plans—Valuation of Portfolio Investments.”

Managerial Assistance. As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, FB Franklin will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than FB Franklin, will retain any fees paid for such assistance.

Exit

Exit Transactions. We will seek to invest in companies that can provide consistent cash flow to repay their loans while maintaining growth in their businesses. This internally generated cash flow will be a key means through which we will receive timely payment of interest and loan principal. Additionally, we will attempt to invest in portfolio companies whose business models and growth prospects offer attractive exit possibilities via third-party transactions, including sales to strategic buyers or other private equity investors, recapitalizations and initial public offerings of common stock. Such third-party transactions are particularly important in realizing capital gain through equity portions of our investments.

Staffing

We do not currently have any employees. The compensation of our chief financial officer, Gerard Scarpati, and our chief compliance officer, Salvatore Faia, is paid by FB Franklin. We will reimburse FB Franklin for the compensation paid to our chief financial officer and chief compliance officer and their respective staffs. Messrs. Scarpati and Faia are not affiliated with FB Franklin. See “Administrative Services.”

Each of our executive officers described under “Management” is a principal of FB Franklin, which manages and oversees our investment operations. In the future, FB Franklin may retain additional investment personnel based upon its needs. See “Investment Advisory and Administrative Services Agreement.”

Facilities

Our administrative and principal executive offices are located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither we nor FB Franklin is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against FB Franklin.

From time to time, we and individuals employed by FB Franklin may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, FB Franklin will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially valued by FB Franklin’s senior management team, which may, in the case of investments recommended by GDFM or any other sub-advisor engaged by FB Franklin, include information received from such sub-advisor to assist in the valuation process;

•	preliminary valuation conclusions will then be documented and discussed with the members of our board of directors;

•	if a third-party valuation firm is engaged by our board of directors, it will review these preliminary valuations;

•

our board of directors will review the preliminary valuation and FB Franklin’s senior management team and our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the board of directors; and

•

our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Franklin and the third-party valuation firm, if applicable.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Loans and Debt Securities

For loans and debt securities, fair value generally approximates cost unless the value or overall financial condition of the portfolio company or other factors indicate a lower fair value for the loan or debt security. Generally, in arriving at a fair value for a debt security or a loan, the board of directors may focus on various factors, including the terms of the debt, the portfolio company’s ability to service and repay the debt and the value and quality of its underlying assets. With respect to a convertible debt security, the board of directors may also analyze the excess of the value of the underlying security over the conversion price as if the security was converted when the conversion feature is “in the money” (appropriately discounted if restricted). If the security is not currently convertible, the use of an appropriate discount in valuing the underlying security may be considered. If the value of the underlying security is less than the conversion price, the board of directors may focus on the portfolio company’s ability to service and repay the debt.

Equity Securities

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, or restructuring or related items.

The board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, we will allocate the cost basis in the investment between debt securities and nominal cost equity at the time of origination. We will subsequently value the warrants at fair value.

Determinations in Connection With Offerings

After meeting the minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. To the extent that the net asset value per share increases subsequent to the last monthly closing, the price per share may increase. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each monthly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, the board of directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value. The board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the closing on and sale of our common stock; and

•

the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of shares of our common stock, but instead it involves the determination by the board of directors or a committee thereof that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value at the time at which the closing and sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value of our common stock at the time at which the closing and sale is made or (ii) trigger the undertaking

(which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The board of directors currently has an audit committee and may establish additional committees from time to time as necessary. Each director will serve until the next annual meeting of stockholders and until his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Upon consummation of this offering, our board of directors will consist of five members, three of whom are not expected to be classified as “interested persons” of us or FB Franklin as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups—independent directors and interested directors. The address for each director and director nominee is c/o Franklin Square Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Director
Michael C. Forman	46	2008	2009

Interested Director Nominee
David J. Adelman	35	2008	2009

Independent Director Nominees
Todd Cipperman	41	2008	2009
Joseph J. Anania, Jr.	52	2008	2009
Gerald Stahlecker	42	2008	2009

Interested Director

Michael C. Forman has been our chief executive officer since inception. In 2003, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that invests in private equity, senior and mezzanine debt, and real estate. Mr. Forman has served as a director of a number of FB Capital Partners, L.P.’s portfolio companies. In 2003, Mr. Forman also co-founded and served as chairman of the board and chairman of the investment committee of Preferred Capital LLC, a private company formed to invest in senior secured debt.

Prior to co-founding FB Capital Partners and Preferred Capital LLC, from 1986 to 2003, Mr. Forman was an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr, Harrison,

Harvey, Branzburg & Ellers LLP, where he was a partner from 1991 to 2003, and since 2004 he has been Of Counsel. In addition to his career as an attorney, Mr. Forman has been an active private investor and entrepreneur. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University. He is a member of a number of civic and charitable boards, including the Eastern Technology Council of Pennsylvania, the Philadelphia chapter of Habitat for Humanity, the Murex group, and the Philadelphia International Airport Advisory Board.

Interested Director Nominee

David J. Adelman has been our director since inception. Mr. Adelman is a principal of FB Franklin and, together with Mr. Forman, will be responsible for developing and implementing our investment strategy. Mr. Adelman has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc. since 1999. Campus Apartments develops, manages, designs, and privately finances more than 220 upscale housing for colleges and universities across the United States.

In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman is the vice chair of University City District Board of Directors, the President of the Apartment Association of Greater Philadelphia, board member of Hyperion Bank and the National Multi Family Council (NMHC), member of the Executive Committee of the Urban Land Institute’s Philadelphia Chapter and a member of the Young President’s Organization. Mr. Adelman received his B.A. in Political Science from Ohio State University.

Independent Director Nominees

Joseph J. Anania, Jr. has agreed to join our board of directors prior to the commencement of this offering. Mr. Anania currently serves as a manager or managing member of several real estate investment companies. Since 2007 Mr. Anania has served as the owner and manager of Logan Lender GP, LLC, Logan Lender LP, LS Lender, GP LLC and LS Lender LP, all of which are real estate investment companies. Since 2007 Mr. Anania has also served as the manager of PCHC LLC, a holding company for Preferred Capital LLC and Business Credit Partners LP, and as the manager of Mercantile Refinance GP, LLC, a private investment company. Since 2004 Mr. Anania has served as the co-managing member of CC Casino Management LLC and chief executive officer of its predecessor, Mercantile Casino Management, a manager for HWC Investors LLC, an investment partnership that currently invests in tax-exempt high yield bonds. Since 1998 Mr. Anania has served as the managing member of JEMA Consulting LLC, a business consulting firm.

Mr. Anania is a Certified Public Accountant, and from 1997 to 2001 Mr. Anania was chief financial officer and senior vice president of The Texwipe Company, a supplier of textured media and consumables for the semiconductor industry. Prior to his position with Texwipe, from 1992 to 1997 Mr. Anania was tax partner in charge of the New Jersey Office of BDO Seidman, LLC, from 1989 to 1992 he was a partner with the New York Office of Deloitte and Touche LLP, and from 1984 to 1989 he was a partner with the New York Office of Spicer and Oppenhiem. Mr. Anania is a member of the NJSCPA and the AICPA. He received his B.S in Accounting and Master of Taxation from Villanova University.

Todd Cipperman has agreed to join our board of directors prior to the commencement of this offering. Mr. Cipperman currently serves as the managing principal of Cipperman & Company, a boutique law firm he founded in 2003 that focuses exclusively on the investment management industry. Prior to founding Cipperman & Company, from 2000 to 2003 Mr. Cipperman served as a senior vice president and general counsel of SEI Investments Corporation, a large public mutual fund and financial technology firm. Todd has more than 16 years experience in the investment management and financial services industries. During his career, Mr. Cipperman has engaged in all aspects of the investment management business. He has created mutual, hedge, offshore and private equity funds; developed separate account, wrap account, and annuity products; designed innovative distribution structures; negotiated financial technology licensing agreements; and worked several acquisitions and joint ventures. He has also developed and executed compliance and internal audit programs. He has represented a wide range of industry participants including investment advisers, broker-dealers, fund sponsors, fund servicers, and technology providers. He earned a B.S. in Industrial and Labor Relations from Cornell University, and a J.D. from the University of Pennsylvania Law School.

Gerald Stahlecker has agreed to join our board of directors prior to the commencement of this offering. Mr. Stahlecker currently serves as managing director and chief operating officer of the Radcliffe Group, which manages hedge funds through its affiliated entities, and is the co-chair of its investment committee. Mr. Stahlecker joined the Radcliffe Group in May 1998, became a director in January 2000 and has been a principal since July 2002. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors. Prior to joining the Radcliffe Group, from 1992 to 1998 Mr. Stahlecker was an attorney at Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, a Philadelphia-based law firm, where he practiced corporate and securities law. While at Klehr, Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies.

Prior to attending law school, from 1987 to 1989 Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting and investment boutique in Washington, D.C., where he advised clients regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an Editor of the Villanova University Environmental Law Journal. Mr. Stahlecker also serves on the Development Committee of The Philadelphia School.

The address for each director is c/o Franklin Square Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867.

Executive Officers

The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	46	Chief Executive Officer
Gerard Scarpati	52	Chief Financial Officer
Salvatore Faia	45	Chief Compliance Officer

The address for each executive officer is c/o Franklin Square Capital Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867.

Executive Officers Who are Not Directors

Salvatore Faia has been our chief compliance officer since inception. Since 2004, Mr. Faia has served as the president of Vigilant Compliance Services, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as president of Vigilant Compliance Services, he currently serves as chief compliance officer for a number of mutual funds and investment advisers.

From 2002 to 2004, Mr. Faia served as Senior legal counsel for PFPC Worldwide, and from 1997-2001 was a partner in Pepper Hamilton LLP’s Philadelphia Office. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced 1940 Act and Advisers’ Act attorney, he is a Certified Public Accountant, and holds various NASD Securities Licenses. Mr. Faia is a Member of the Investment Company Institute’s Chief Compliance Officer Committee. Mr. Faia graduated from La Salle University and received his J.D. from the University of Pennsylvania Law School.

Gerard Scarpati has been our chief financial officer since inception. Mr. Scarpati has more than 25 years of experience in the financial services industry where he has held several senior level financial management positions. Since 2005, Mr. Scarpati has served as the chief financial officer and chief compliance officer of JS Asset Management, LLC, an investment adviser. In connection with his role at JS Asset Management, Mr. Scarpati also serves as the chief financial officer of The Rhino Fund, LP, a hedge fund sponsored by JS Asset Management.

Previously, from 2003 to 2004 Mr. Scarpati served as the chief investment officer of CMS Companies, an investment and insurance advisory firm. From 1995 to 2003 Mr. Scarpati served as the chief financial officer of the Lockwood Financial Group, an investment management and securities brokerage firm, where he was responsible for all financial operations and regulatory reporting. Prior to Lockwood, from 1994 to 1995 Mr. Scarpati managed all financial operations as director of finance for Turner Investment Partners, and from 1992 to 1994 he served as the vice president-controller of The ReSource Intermediary Group. In addition, he has also held senior level financial management positions at Continental American Insurance Co., and Primerica/Commercial Credit (now Citigroup). Mr. Scarpati started his career as an auditor at KPMG in Baltimore in 1977. Mr. Scarpati is a Certified Public Accountant and holds a B.S. in Accounting from the University of Delaware and an MBA from Villanova University. He also holds several security brokerage industry licenses, such as Series 27, 24, and 7.

The address for each executive officer is c/o Franklin Square Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867.

Committees of the Board of Directors

Our board of directors has the following committee:

Audit Committee

The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are expected to be             .              serves as the chairman of the audit committee. Our board of directors has determined that              is an “audit committee financial expert” as defined under SEC rules.

Compensation of Directors

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, the independent directors, who do not serve in an executive officer capacity for us, will receive an annual cash retainer of $25,000. These directors will be Messrs. Anania, Cipperman and Stahlecker. We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time. We will not pay compensation to our directors who are interested persons of Franklin Square Investment Corporation as defined in the 1940 Act for the year ended December 31, 2008.

Each independent director will also receive $1,000 for each board meeting in which the director attended and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. The independent directors will also receive $1,000 for each committee meeting in which they attend plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a board meeting. In addition, committee chairmen will receive an additional annual retainer of $5,000.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. We have no employees and pay no compensation to any of our executive officers or directors with the exception of compensation paid to our chief compliance officer and our chief financial officer which is established by our board of directors, paid by FB Franklin and is subject to reimbursement by us for services rendered to us.

PORTFOLIO MANAGEMENT

The management of our investment portfolio will be the responsibility of FB Franklin and its investment committee, which currently consists of Michael Forman, chief executive officer of FB Franklin and chairman of its investment committee, and David Adelman, a principal of FB Franklin. For more information regarding the business experience of Messrs. Forman and Adelman, see “Management—Board of Directors and Executive Officers.” FB Franklin’s investment committee must unanimously approve each new investment that we make. The members of FB Franklin’s investment committee will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities.

Pursuant to an investment sub-advisory agreement between FB Franklin and GDFM, GDFM will provide assistance to FB Franklin in identifying investment opportunities and making investment recommendations for approval by FB Franklin. In addition, to the extent requested by FB Franklin, GDFM may assist with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies.

Investment Personnel

Our investment personnel currently consists of the members of FB Franklin’s investment committee, Messrs. Forman and Adelman, and Ryan Conley who serves as vice president of FB Franklin. See “Management—Board of Directors and Executive Officers” for biographical information pertaining to Messrs. Forman and Adelman.

Ryan D. Conley serves as vice president of FB Franklin, reporting directly to Messrs. Forman and Adelman. From 2006 to 2008, Mr. Conley served as analyst at FB Capital Partners, where he was responsible for evaluating, executing and monitoring income-oriented private equity investments. From 2004 to 2006, Mr. Conley was first an associate, and later a senior associate in the Investment Banking Group at Janney Montgomery Scott LLC, where he was responsible for providing valuation analysis, transaction execution and advisory services to companies in the water and energy industries. His investment and advisory experience includes private equity and debt investments, public equity and debt offerings, mergers, acquisitions and other corporate finance assignments totaling more than $1.8 billion in transaction value. Mr. Conley holds a B.A. in Economics from Swarthmore College.

FB Franklin is currently staffed with four investment professionals. In addition, FB Franklin may retain additional investment personnel following the date we meet our minimum offering requirement, based upon its needs.

The table below shows the dollar range of shares of common stock beneficially owned as of the date of this prospectus by each portfolio manager of FB Franklin.

Name of Portfolio Manager	Dollar Range of Equity Securities in Franklin Square Investment Corporation(1)
Michael C. Forman	Over $100,000
David J. Adelman	Over $100,000
Ryan D. Conley	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

Key Personnel of the Sub-adviser

Daniel H. Smith joined GSO as the head of GSO’s Debt Funds Management LLC from the Royal Bank of Canada, or RBC, in July 2005. At RBC Mr. Smith was a managing partner and head of RBC Capital Partners Debt Investments business, RBC’s alternative investments unit responsible for management of five collateralized loan obligations totaling approximately $2.5 billion in capital and a portfolio of merchant banking investments.

Mr. Smith previously worked at Indosuez Capital, a division of Credit Agricole Indosuez, where he was the co-head and managing director responsible for management of the firm’s seven collateralized loan obligations, totaling over $4.0 billion and a member of the investment committee responsible for a portfolio of private equity co-investments and mezzanine debt investments totaling in excess of $350 million. Previously, Mr. Smith was a portfolio manager and principal with lead management responsibilities for corporate high yield, large cap equity and alternative portfolios at Van Kampen for 9 years and Frye Louis Capital Management for 2.5 years. Mr. Smith has approximately 21 years of experience in investment management, including leveraged loans and high yield bonds, investment grade debt, private debt, public and private equities and limited partnership investments. Mr. Smith received a Masters degree in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

Lee M. Shaiman joined GSO from RBC in July 2005, as a managing director and chief investment officer of the Debt Funds Group and is responsible for overseeing the day-to-day management of portfolio and credit research. Prior to this, Mr. Shaiman was an investment manager at RBC and, before this, a managing director and head of high yield capital markets at Warburg Dillon Read, LLC (a predecessor of UBS Investment Bank). Previous to that, he held various positions in the fixed income division of Dillon Read & Co., Inc. Prior to this, Mr. Shaiman served as a managing director and co-head of high yield finance within the corporate finance division of Paine Webber Incorporated. Mr. Shaiman has over 23 years experience in leveraged finance, including structuring and placement of senior bank loans and bridge financing, private placements, high yield bonds and equity co-investments. Prior to entering the securities industry Mr. Shaiman was a senior tax accountant at Touche Ross & Co., he is a Certified Public Accountant, licensed in the State of New Jersey. Mr. Shaiman received a Masters of Science in Accounting and Taxation from the Wharton School of the University of Pennsylvania and a B.S. in Economics, cum laude, Phi Beta Kappa, from Rutgers College.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Overview of FB Franklin

Management Services and Responsibilities

FB Franklin has registered as an investment adviser under the Advisers Act and will serve as our investment adviser pursuant to the investment advisory and administrative services agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, FB Franklin will oversee our day-to-day operations and provide us with investment advisory services. Under the terms of the investment advisory and administrative services agreement, FB Franklin will:

•	determine the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determine what securities we will purchase, retain or sell;

•	identify, evaluate, negotiate and structure the investments we make; and

•	execute, monitor and service the investments we make.

FB Franklin’s services under the investment advisory and administrative services agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, FB Franklin performs certain administrative services under the investment advisory and administrative services agreement. See “Administrative Services.”

Advisory Fees

We will pay FB Franklin a fee for its services under the investment advisory and administrative services agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to FB Franklin and any incentive fees it earns will ultimately be borne by our common stockholders.

Base Management Fee

The base management fee will be calculated at an annual rate of 2.0% of our average gross assets. The base management fee will be payable quarterly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of FB Franklin. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as FB Franklin shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

Incentive Fee

The incentive fee will have three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly preferred return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to FB Franklin under the investment advisory and administrative services agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to FB Franklin in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 2.0% (the “preferred return”).

•

100% of our pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to FB Franklin. We refer to this portion of our pre-incentive fee net investment income (which exceeds the preferred return but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide FB Franklin with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.5% in any calendar quarter.

•

20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to FB Franklin once the preferred return is reached and the catch-up is achieved, (20.0% of all pre-incentive fee net investment income thereafter is allocated to FB Franklin).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income (expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately pro rated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the current calendar quarter.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as calculated immediately prior to liquidation.

All percentages are based on average adjusted capital as defined above.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Preferred return(1) = 2.0%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income—(base management fee + other expenses) = 0.55%

Pre-incentive fee net investment income does not exceed the preferred return rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Preferred return(1) = 2.0%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income—(base management fee + other expenses) = 2.2%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to

“catch-up”)(4)

= 100% x (2.2% – 2.0% )
= 0.2%

Pre-incentive fee net investment income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.2%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Preferred return(1) = 2.0%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income -(base management fee + other expenses) = 2.8%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income - 2.5%))

Catch up	= 2.5% – 2.0%
= 0.5%

Subordinated incentive fee on income = (100% × 0.5%) + (20.0% × (2.8% – 2.5%))

= 0.5% + (2% × 0.3%)
= 0.5% + 0.06%
= 0.56%

Pre-incentive fee net investment income exceeds the preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.

(1)	Represents 8.0% annualized preferred return.

(2)	Represents 2.0% annualized base management fee on average gross assets. Examples assume assets are equal to adjusted capital.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide FB Franklin with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.5% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains During Operations

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The incentive fee on capital gains during operations would be:

Year 1: None

Year 2: Incentive fee on capital gains during operations of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None g $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Incentive fee on capital gains during operations of $200,000 g $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains during operations taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million incentive fee on capital gains during operations g 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million incentive fee on capital gains during operations g $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains during operations received in Year 2

Year 4: None

Year 5: None g $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains during operations paid in Year 2 and Year 3

Example 3: Subordinated Liquidation Incentive Fee

Scenario 1

Assumptions

Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to shareholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C Determined to be $20 million.

Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $55 million. All proceeds, net of any capital gains incentive fees payable, are returned to shareholders.

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $1 million incentive fee on capital gains during operations g 20.0% multiplied by a realized gain $5 million (no unrealized depreciation or realized losses occurred). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to shareholders from the sale of portfolio investments).

Year 3: None

Year 4: None

Year 5: No subordinated liquidation incentive fee due g Liquidation proceeds of $55 million are less than adjusted capital immediately prior to liquidation ($61 million).

Scenario 2

Assumptions

Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to shareholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C Determined to be $20 million.

Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $80 million. All proceeds, net of any capital gains incentive fees payable, are returned to shareholders.

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $1 million incentive fee on capital gains during operations g 20.0% multiplied by a realized gain $5 million (no unrealized depreciation or realized losses occurred). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to shareholders from the sale of portfolio investments).

Year 3: None

Year 4: None

Year 5: $3.8 million subordinated liquidation incentive fee g 20.0% multiplied by liquidation proceeds ($80 million) in excess of adjusted capital immediately prior to liquidation ($61 million), or $19 million.

*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the investment advisory and administrative services agreement. Our investment advisory fee will compensate FB Franklin for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FB Franklin shall be responsible for compensating GDFM for its services pursuant to the sub-advisory agreement. We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchase of shares of our common stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments; and

•

all other expenses incurred by FB Franklin, GDFM or us in connection with administering our business, including expenses incurred by FB Franklin or GDFM in performing its obligations, and the reimbursement of the compensation of our chief financial officer and chief compliance officer paid by FB Franklin, to the extent they are not controlling persons of FB Franklin or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Reimbursement of FB Franklin

We will reimburse FB Franklin for the administrative expenses necessary for its performance of services to us, provided that such reimbursement shall be the lower of FB Franklin’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse FB Franklin for any services for which it receives a separate fee, nor for rent, depreciation, utilities, capital equipment or other administrative items.

Duration and Termination

The investment advisory and administrative services agreement was approved by our board of directors in February 2008. Unless earlier terminated as described below, the investment advisory and administrative services agreement will remain in effect for a period of two years from the date it was approved by the board of directors and will remain in effect from year-to-year thereafter if approved annually by the board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory and administrative services agreement.

The investment advisory and administrative services agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory and administrative services agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to FB Franklin. If FB Franklin wishes to voluntarily terminate the investment advisory and administrative services agreement, it must give stockholders a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination. The investment advisory and administrative services agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Without the vote of a majority of our outstanding voting securities, our investment advisory and administrative services agreement may not be materially amended, nor may we engage in a merger or other reorganization of FB Franklin. In addition, should we or FB Franklin elect to terminate the investment advisory and administrative services agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act for a time period not to exceed [ ] days. FB Franklin may not terminate the investment sub-advisory agreement with GDFM without prior approval from our board of directors.

Prohibited Activities

Our charter prohibits the following activities between us and FB Franklin:

•

We may not purchase or lease assets in which FB Franklin has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;

•	FB Franklin may not acquire assets from us unless approved by our stockholders in accordance with our charter;

•	We may not lease assets to FB Franklin unless we disclose the terms of the transaction to our stockholders and such terms are fair to us;

•	We may not make any loans to FB Franklin;

•	We may not acquire assets in exchange for our stock;

•

We may not pay a commission or fee, either directly or indirectly to the sponsor, in connection with the reinvestment of cash available for distribution or of the proceeds of the resale, exchange or refinancing of our assets; and

•	FB Franklin may not charge duplicate fees to us.

Indemnification

The investment advisory and administrative services agreement provides that FB Franklin and its officers, managers, agents, employees, controlling persons, members, and any other person or entity affiliated with it shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the adviser, nor shall FB Franklin be held harmless for any loss or liability suffered by us unless (i) FB Franklin has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the program, (ii) FB Franklin was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by FB Franklin, and (iv) the indemnification or agreement to hold FB Franklin harmless is only recoverable out of our assets and not from our stockholders. In addition, FB Franklin has agreed to indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the investment advisory and administrative services agreement.

Organization of FB Franklin

FB Franklin is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of FB Franklin is c/o FB Franklin Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867.

Overview of GDFM

GDFM acts as our sub-adviser pursuant to an investment sub-advisory agreement with FB Franklin and is registered as an investment adviser with the SEC under the Advisers Act. GDFM is a Delaware limited liability company with principal offices located at 280 Park Avenue, New York, New York 10017.

Under the terms of the sub-advisory agreement, GDFM will assist FB Franklin in managing our portfolio in accordance with our stated investment objectives and policies. This assistance will include making investment recommendations, monitoring and servicing our investments, performing due diligence on prospective portfolio companies, and providing research and other investment advisory services for us. However, all investment decisions will ultimately be the responsibility of FB Franklin’s investment committee.

The sub-advisory agreement provides that GDFM will receive a portion of all fees payable to FB Franklin under the investment advisory and administrative services agreement. On an annual basis, GDFM shall receive $0 of the first $500,000 of the fees payable to FB Franklin under the investment advisory and administrative services agreement with respect to each year, $750,000 of the next $750,000 of fees payable to FB Franklin under the investment advisory and administrative services agreement with respect to each year and 50% of all fees in excess of $1,250,000 payable to FB Franklin under the investment advisory and administrative services agreement with respect to each year.

The sub-advisory agreement may be terminated at any time, without the payment of any penalty, by GDFM or, upon 60 days’ written notice, by FB Franklin, if the board of directors or the holders of a majority of our outstanding voting securities determine that it should be terminated.

Board Approval of the Investment Advisory and Sub-Advisory Agreements

A discussion regarding the basis for our board of director’s approval of our investment advisory and administrative services agreement and investment sub-advisory agreement will be included in our first periodic report we file with the SEC following the commencement of this offering.

ADMINISTRATIVE SERVICES

FB Franklin will be reimbursed for administrative expenses it incurs on our behalf, including general ledger accounting, fund accounting, and investor services. FB Franklin also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FB Franklin assists us in publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we will reimburse FB Franklin for administrative expenses it incurs in performing its obligations.

Absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of investment management services as administrator for us. In addition, our administrator has agreed to indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory and administrative services agreement with FB Franklin. Pursuant to the investment advisory and administrative services agreement, we will pay FB Franklin a base management fee and an incentive fee. See “Investment Advisory and Administrative Services Agreement” for a description of how the fees payable to FB Franklin will be determined.

Mr. Forman, our chief executive officer, also serves as chief executive officer of FB Franklin, and Mr. Adelman is also a principal of FB Franklin. In addition, Mr. Forman owns 75% of FB Franklin.

Allocation of FB Franklin’s Time

We rely, in part, on FB Franklin to manage our day-to-day activities and to implement our investment strategy. FB Franklin and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FB Franklin, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved. FB Franklin and its employees will devote only as much of its time to our business as FB Franklin and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, FB Franklin, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us. However, FB Franklin believes that it and its affiliates have sufficient personnel to discharge fully their responsibilities to all activities in which they are involved.

Allocation of GDFM’s Time

We rely, in part, on GDFM to assist with identifying investment opportunities and making investment recommendations to FB Franklin. GDFM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GDFM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of GDFM, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of GDFM and its affiliates.

Competition

Concurrent with this offering, employees of FB Franklin are simultaneously providing investment advisory services to FB Capital Partners, LP. FB Capital Partners was organized for the purpose of sourcing and managing income-oriented investments for institutions and high net worth individuals. The investors of vehicles sponsored by FB Capital Partners are accredited investors or qualified purchasers. FB Franklin may determine it appropriate for us and one or more other investment accounts managed by FB Franklin, GDFM or any of their respective affiliates to participate in an investment opportunity. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FB Franklin will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

Affiliated Dealer Manager

The dealer manager is an affiliate of FB Franklin. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in the prospectus for accuracy and completeness, due to its affiliation with FB Franklin, no independent review of us will be made in connection with the distribution of our shares in this offering.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by FB Franklin, GDFM or any of their respective affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with FB Franklin or one or more of its affiliates. GDFM, however, does not have investment discretion over our portfolio. Accordingly, consistent with our reading of the 1940 Act, the rules thereunder, and, in particular, the interpretations of the staff of the SEC, we believe that we have the ability to co-invest in a portfolio company with GDFM or one or more of its affiliates without the need to obtain relief from the SEC. In the event the SEC or its staff takes a different position in this regard, we could be limited in our ability to invest in certain portfolio companies in which GDFM or any of its affiliates are investing or are invested.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering.

Name	Shares Beneficially Owned as of the Date of This Prospectus
	Number		Percentage assuming minimum amount is purchased	Percentage assuming maximum amount is purchased
Directors and Executive Officers:(1)

Interested Directors:

Michael C. Forman	83,334	(2)	23.1%	*
David J. Adelman	27,778	(2)	7.7%	*

Independent Directors:

Joseph J. Anania, Jr.			—	—
Todd Cipperman			—	—
Gerald Stahlecker			—	—

Executive Officers:

Salvatore Faia			—	—
Gerard Scarpati			—	—
All officers and directors as a group (7 persons)	111,112		30.8%	*

*	Less than one percent.
(1)	The address of each beneficial owner is c/o Franklin Square Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867.
(2)	In February 2008, pursuant to a private placement, Messrs. Forman and Adelman purchased an aggregate of 111,112 shares of our common stock at a purchase price per share of $9.00.

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Michael C. Forman	Over $100,000
David J. Adelman	Over $100,000

Independent Directors:
Joseph J. Anania, Jr.	None
Todd Cipperman	None
Gerald Stahlecker	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on an assumed initial public offering price of $10.00 per share.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

We intend to declare distributions monthly and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our stock. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We expect to coordinate distribution payment dates so that the same price that is used for the monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under our distribution reinvestment plan. Your reinvested distributions will purchase shares at a price equal to 95% of the price that the shares are sold in the offering at the monthly closing immediately following the distribution date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying             , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that the shares are sold in the offering at the monthly closing immediately following the distribution date.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the plan administrator’s fees under the plan.

If you receive distributions in the form of stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by notifying the plan administrator via its website at             , by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at             , or by calling the plan administrator at             .

All correspondence concerning the plan should be directed to the plan administrator by mail at             or by telephone at             .

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to this registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting                             .

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 500,000,000 shares of common stock, par value $0.001 per share, all of which is initially designated as common stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is chart describing the classes of our securities to be outstanding as of the date we commence our offering:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	500,000,000

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Despite the above provisions of Maryland law, and in accordance with guidelines adopted by the North American Securities Administrations Association, our charter and the investment advisory and administrative services agreement provide that FB Franklin and its officers, managers, agents, employees, controlling persons, members, and any other person or entity affiliated with it shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Franklin, nor shall FB Franklin be held harmless for any loss or liability suffered by us unless (1) FB Franklin has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the program, (2) FB Franklin was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by FB Franklin or an interested director of the Company, or was not the result of gross negligence or willful misconduct by an independent director of the Company and (4) the indemnification or agreement to hold FB Franklin harmless is only recoverable out of our assets and not from our stockholders. In addition, FB Franklin has agreed to indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the investment advisory and administrative services agreement. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

FB Franklin has also entered into a sub-advisory agreement with GDFM. The sub-advisory agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard for its obligations and duties thereunder, GDFM is not liable for any error or judgment or mistake of law or for any loss we suffer. In addition, the sub-advisory agreement provides that GDFM will indemnify us and FB Franklin, and any respective affiliates, for any liability and expenses, including reasonable attorneys’ fees, which we, FB Franklin, or any respective affiliates may sustain as a result of GDFM’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of FB Franklin have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former directors or officers of FB Franklin to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, the affirmative vote of the holders of a modified plurality of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We currently have a total of five members of the board of directors, three of whom are independent directors. Our charter provides that a majority of our board of directors must be independent directors.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of any holder of 10% or more of our voting securities for any matter subject to stockholder vote.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to our charter that requires stockholder approval other than those charter amendments specified below, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, amendments to our charter to (i) make our common stock a “redeemable security”, (ii) to convert the company from a closed-end company to an open-end company, or (iii) to effect a dissolution of the company must be approved by the affirmative vote of stockholders entitled to cast at least  2/3 of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the board of directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that approval by a majority of our stockholders is needed for the following actions:

•	Amend the investment advisory and administrative services agreement;

•	Dissolution;

•	Removal of FB Franklin and election of a new investment adviser; and

•	Approval or disapproval of the sale of all or substantially all of our assets not in the ordinary course of business.

Without the approval of a majority of our stockholders, FB Franklin may not:

•	Amend the investment advisory and administrative services agreement except for amendments that would not adversely affect the interests of our stockholders;

•	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	Appoint a new investment adviser;

•	Sell all or substantially all of our assets other than in the ordinary course of business; and

•	Approve a merger, consolidation or roll-up.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act defined and discussed below, as permitted by the Maryland General Corporation Law, and in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions—Appraisal and Compensation.”

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsinvestmentcorp.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information (“documents”) electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof; or

•	A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as distributions. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50 % of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Qualifying Assets Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

Prior to the completion of this offering, we will elect to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Business Development Companies” Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we will not generally be permitted to invest in any portfolio company in which FB Franklin or any of its affiliates currently have an investment or to make any co-investments with FB Franklin or any of their affiliates without an exemptive order from the SEC. We currently do not intend to apply for an exemptive order that would permit us to co-invest with vehicles managed by FB Franklin or its affiliates.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

iii.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. FB Franklin will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as to Business Development Companies.”

Code of Ethics

Upon commencement of this offering, we will have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We will attach our code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Compliance Policies and Procedures

We and FB Franklin have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to FB Franklin. The proxy voting policies and procedures of FB Franklin are set forth below. (The guidelines are reviewed periodically by FB Franklin and our non-interested directors, and, accordingly, are subject to change).

Introduction

As an investment adviser registered under the Advisers Act, FB Franklin has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of FB Franklin are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

FB Franklin will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although FB Franklin will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of FB Franklin are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how FB Franklin intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

Upon the closing of this offering, we will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, upon the closing, we will be subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•

pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•

pursuant to Rule 13a-15 of the Exchange Act, beginning for our fiscal year ending December 31, 2008, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. For the year ended December 31, 2009, this report must be audited by our independent registered public accounting firm.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

General

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for at least two years. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock. We will not sell any shares unless we raise gross offering proceeds of $2.5 million from persons who are not affiliated with us or FB Franklin by one year from the date of this prospectus. After we have satisfied the minimum offering requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending meeting the minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent,             , in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. Upon raising $2.5 million and meeting the minimum offering requirement, the funds will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as stockholders within 15 days after such release. Subsequent to meeting the minimum offering requirement, we will then sell our shares on a continuous basis at monthly closings at a price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price that is below net asset value. Although we will offer shares of our common stock on a continuous basis, we expect to accept subscriptions at monthly closings in which we admit new stockholders. We expect that our monthly closing dates for sales of shares will occur one business day after the dates upon which we make distribution payments to our stockholders if a distribution is due to be paid in such month. Shares pursuant to our distribution reinvestment plan will be issued on the same date that we hold our monthly closing, one business day following the date a distribution is payable. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our monthly closings for the sale of shares in this offering.

The dealer manager is a recently formed company with no prior operating history. The dealer manager registered as a broker-dealer with the SEC and FINRA in December 2007, and this offering will be the first offering conducted by the dealer manager. The principal business of the dealer manager will be to sell the shares registered in this offering. For additional information about the dealer manager, including information related to its affiliation with us and our adviser, see “Certain Relationships and Related Party Transactions.”

About the Dealer Manager

The dealer manager is FS2 Capital Partners, LLC. The dealer manager is a recently formed company with no prior operating history that registered as a broker-dealer with the SEC and the Financial Industry Regulatory Authority, or FINRA, in December 2007. The dealer manager is an affiliate of FB Franklin. The dealer manager will receive compensation for services relating to this offering and will provide certain sales, promotional and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to this prospectus. Other than serving as dealer manager for this offering, the dealer manager has no experience acting as a dealer manager for an offering.

Biographical information regarding Scott E. Larson, the president of the dealer manager, is set forth below.

Scott E. Larson, CFP® serves as president of FS2 Capital Partners, leading the sales and distribution efforts for Franklin Square. Mr. Larson also serves as the registered principal of FS2 Capital Partners. Prior to joining FS2 Capital Partners, Mr. Larson served as senior vice president, national sales manager of CNL Securities Corp. from 2003 to 2007 where he was responsible for the day-to-day sales activities of the broker-dealer, including sales planning and execution, budgeting, platform design and management, sales technology development and implementation, compliance, continuing education, marketing and human resources. Mr. Larson began his career with IDS/American Express, where he spent nine years. Mr. Larson is a Cum Laude graduate of Augsburg College in Minneapolis, with a B.A. in Business Administration and Marketing, and is a Certified Financial Planner™ certificant.

Compensation of Dealer Manager and Selected Broker-Dealers

Except as provided below, the dealer manager will receive selling commissions of 7.0% of the gross proceeds of shares sold in the offering. The dealer manager will also receive a dealer manager fee of 3.0% of the gross offering proceeds as compensation for acting as the dealer manager. We will also reimburse the dealer manager for specified out-of-pocket offering-related costs as described below.

We expect the dealer manager to authorize other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may reallow all of its selling commissions attributable to a selected broker-dealer.

The dealer manager, in its sole discretion, may reallow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred.

We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer-manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds, plus a maximum of 0.5% for reimbursement of due diligence expenses.

We have agreed to indemnify the participating broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold. Our executive officers and directors and their immediate family members, as well as officers and employees of FB Franklin and its affiliates and their immediate family members, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of shares of our common stock will be sold to such persons. However, except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. FB Franklin and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution. Shares of our common stock purchased by our executive officers and directors, FB Franklin and by officers, employees or other affiliates of FB Franklin shall not count toward the minimum offering requirement.

To the extent permitted by law and our charter, we will indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

We are offering volume discounts to investors who purchase more than 50,000 shares through the same selected broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares.

Number of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)
		Reduced Commission Rate
1 – 50,000	$10.00	7.0%
50,001 – 75,000	$9.90	6.0%
75,001 – 100,000	$9.80	5.0%
100,001 – 250,000	$9.70	4.0%
250,001 – 500,000	$9.60	3.0%
500,001 and up	$9.50	2.0%

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per share of $10.00, a purchase of 125,000 shares would result in a purchase price of $9.88 as shown below:

•	50,000 shares at $10.00 per share (total: $500,000) and a 7.0% commission;

•	25,000 shares at $9.90 per share (total: $247,500) and a 6.0% commission;

•	25,000 shares at $9.80 per share (total: $245,000) and a 5.0% commission; and

•	25,000 shares at $9.70 per share (total: $242,500) and a 4.0% commission.

To qualify for a volume discount as a result of multiple purchases of our shares you must use the same selected broker-dealer and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares in our offering through the same selected broker-dealer.

To the extent purchased through the same selected broker-dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only shares purchased in our offering pursuant to this prospectus are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount nor will such shares count toward the threshold limits listed above that qualify you for the different discount levels.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of the prospectus, as supplemented. We will submit all supplemental sales material to the SEC for review prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading the prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;

•	cover letters transmitting the prospectus;

•	brochures containing a summary description of the offering;

•	fact sheets describing the general nature of Franklin Square Investment Corporation and our investment objectives;

•	asset flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by FB Franklin or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in the prospectus, as supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

LIQUIDITY STRATEGY

We intend to seek to complete a liquidity event for our stockholders between five and seven years following the completion of our offering stage. However, we may determine to complete a liquidity event sooner than between five and seven years following the completion of our offering stage. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the above scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event between five and seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share redemption program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

SHARE REPURCHASE PROGRAM

We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

Beginning 12 months after we meet the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We anticipate conducting such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934 and the 1940 Act. In months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our monthly closings for the sale of shares in this offering.

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we do not expect to repurchase shares in any calendar year in excess of 5% of the weighted average number of shares outstanding in the prior calendar year, or 1.25% in each quarter. We further anticipate that we will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price on each date of repurchase.

You may begin submitting repurchase requests commencing one year from the date upon which we meet the minimum offering requirement, and must submit such requests no later than 30 days prior to the end of the applicable repurchase period. If you wish to tender your shares to be repurchased you must either tender at least 25% of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

The board of directors will require that we repurchase shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When the board of directors determines that we will repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to             . If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States or any other relevant jurisdiction.

In the event that FB Franklin or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contributions of Messrs. Forman and Adelman. Messrs. Forman and Adelman will not tender their shares for repurchase as long as FB Franklin remains our investment adviser.

Transfer on death designation. You have the option of placing a transfer on death, or “TOD,” designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return the transfer on death form available upon request to us in order to effect the designation.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by             . The address of the custodian is:             .              will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is             , telephone number:

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, FB Franklin is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. FB Franklin does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While FB Franklin will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, FB Franklin may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if FB Franklin determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C., and certain matters with respect to Maryland law will be passed upon by Miles & Stockbridge P.C., Baltimore, Maryland.

EXPERTS

    , an independent registered public accounting firm, has audited our financial statements at     .

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Franklin Square Investment Corporation and its affiliated companies. This notice supersedes any other privacy notice you may have received from Franklin Square Investment Corporation.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of FB Franklin. It is our policy that only authorized employees of FB Franklin who need to know your personal information will have access to it.

•

Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•

Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO FINANCIAL STATEMENTS

PAGE
Report of Independent Registered Public Accounting Firm
Balance Sheet as of
Notes to Balance Sheet

F-1

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth above. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 150,000,000 Shares

Common Stock

PRELIMINARY PROSPECTUS

                    , 2008

PART C

Other Information

Item 25.    Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of Franklin Square Investment Corporation. (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

PAGE
Report of Independent Registered Public Accounting Firm
Balance Sheet as of
Notes to Balance Sheet

(2) Exhibits

(a)	Articles of Incorporation of the Registrant
(b)	Bylaws of the Registrant*
(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A and incorporated herein by reference)
(e)	Distribution Reinvestment Plan*
(g)	Investment Advisory and Administrative Services Agreement by and between Registrant and FB Franklin Advisor, LLC
(h)(1)	Form of Dealer Manager Agreement*
(h)(2)	Form of Selected Dealer Agreement (Included as Appendix A to the Form of Dealer Manager Agreement)*
(j)	Custodian Agreement*
(k)	Escrow Agreement*
(l)	Opinion of Miles & Stockbridge P.C.*
(n)(1)	Consent of Miles & Stockbridge P.C. (incorporated by reference to exhibit l hereto)*
(n)(2)	Consent of Independent Registered Public Accounting Firm*
(n)(3)	Consent of David J. Adelman to being named as a director nominee
(n)(4)	Consent of Todd Cipperman to being named as a director nominee
(n)(5)	Consent of Joseph J. Anania, Jr. to being named as a director nominee
(n)(6)	Consent of Gerald Stahlecker to being named as a director nominee
(r)	Code of Ethics*

*	To be filed by pre-effective amendment.

Item26.    Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

SEC registration fee	$58,950
FINRA filing fee	$75,500
Accounting fees and expenses	$ *
Legal fees and expenses	$ *
Printing and engraving	$ *
Miscellaneous fees and expenses	$ *
Total	$ *

*	To be completed by amendment.

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled by or Under Common Control

Immediately prior to this offering, Michael C. Forman will own 75% of the outstanding common stock of the Registrant and David J. Adelman will own 25% of the outstanding common stock of the Registrant. Following the completion of this offering, Mr. Forman’s and Mr. Adelman’s share ownership is each expected to represent less than 1% of the Registrant’s outstanding common stock.

See “Management” and “Certain Relationships and Related Party Transactions” in the prospectus contained herein.

Item 29.    Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at February 21, 2008.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	2

Item 30.    Indemnification

Our charter and bylaws limit the personal liability of our stockholders, directors and officers for monetary damages. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from:

(a)	actual receipt of an improper benefit or profit in money, property or services; or

(b)	active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Our charter and bylaws contain such provisions which limit directors’ and officers’ liability, although not to the maximum extent permitted by Maryland law, and subject to the requirements of the 1940 Act. In addition, we intend to obtain director’s and officer’s liability insurance.

Our charter and bylaws authorize us to indemnify any present or former director or officer, or any other individual, from and against any claim or liability to which that person may become subject or which, that person may incur by reason of his or her status as a present or former director or officer, only if all of the following conditions are met:

(a)	we have determined, in good faith, that the course of conduct which caused the loss or liability was in the Company’s best interest;

(b)	the indemnitee was acting on behalf of or performing services for the Company;

(c)	the indemnitee’s liability or loss was not the result of the indemnitee’s negligence or misconduct, in the case of directors and officers who are affiliates of FB Franklin, and gross negligence or willful misconduct for independent directors of the Company; and

(d)	such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from that of a shareholder.

Furthermore, under our charter and bylaws, any director, officer, or any other individual, including any person acting as a broker-dealer, shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(a)	there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee;

(b)	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or

(c)	a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the Securities an Exchange Commission and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

Under our charter and bylaws, the Company may not incur the cost of that portion of liability insurance which insures the indemnitee for any liability as to which the indemnity is prohibited from being indemnified under our charter and bylaws.

Under our charter and bylaws, the advancement of Company funds to an indemnitee or its affiliates for legal expenses and other costs incurred as a result of any legal action for which the indemnification is being sought is permissible only if all the following conditions are satisfied:

(a)	the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

(b)	the legal action is initiated by a third party who is not a shareholder, or the legal action is initiated by a shareholder and a court of competent jurisdiction specifically approves of such advancement; and

(c)	the indemnitee or its affiliates undertake to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such indemnitee is found not to be entitled to indemnification.

Indemnification may reduce the legal remedies available to us and our stockholders against the indemnified individuals. The aforementioned charter and bylaw provisions do not reduce the exposure of directors and officers to liability under federal or state securities laws, nor do they limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or our stockholders, although the equitable remedies may not be an effective remedy in some circumstances.

Item 31.    Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which FB Franklin, and each director or executive officer of FB Franklin, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors,” and “Executive Officers” and “Investment Advisory and Administrative Services Agreement.” Additional information regarding FB Franklin and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No.            -            ), and is incorporated herein by reference.

A description of any other business, profession, vocation, or employment of a substantial nature in which GDFM, and each director or executive officer of GDFM, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors,” and “Executive Officers” and “Investment Advisory and Administrative Services Agreement.” Additional information regarding

GDFM and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No.            -            ), and is incorporated herein by reference.

Item 32.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Franklin Square Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867;

(2)	the Transfer Agent, ;

(3)	the Custodian, ;

(4)	the investment adviser, FB Franklin Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867; and

(5)	the administrator, FB Franklin Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867.

Item 33.    Management Services

Not Applicable.

Item 34.    Undertakings

We hereby undertake:

(1)	to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5)

that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b),

(c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 25, 2008.

Franklin Square Investment Corporation

By:	/S/ MICHAEL C. FORMAN
Name:	Michael C. Forman
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/S/ MICHAEL C. FORMAN Michael C. Forman	Chief Executive Officer, Principal Financial Officer and Director	February 25, 2008

Appendix A

FORM OF SUBSCRIPTION AGREEMENT

To:	Franklin Square Investment Corporation Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania 19104-2867

Ladies and Gentlemen:

The undersigned, by signing and delivering a copy of the attached subscription agreement signature page (“Signature Page”), hereby tenders this subscription and applies for the purchase of the dollar amount of shares of common stock (“Shares”) of Franklin Square Investment Corporation, a Maryland corporation (the “Company”), set forth on such subscription agreement Signature Page. Payment for the Shares is hereby made by check payable to “                    , as escrow agent for Franklin Square Investment Corporation,” or “Franklin Square Investment Corporation,” as applicable.

I hereby acknowledge receipt of the prospectus of the Company dated                     (the “Prospectus”). I agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. I agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion. I understand that I will receive a confirmation of my purchase, subject to acceptance by the Company, within 30 days from the date my subscription is received, and that the sale of Shares pursuant to this subscription agreement will not be effective until at least five business days after the date I have received a final prospectus.

I have been advised that:

a.	the assignability and transferability of the Shares is restricted and will be governed by the Company’s charter and bylaws and all applicable laws as described in the Prospectus;

b.	prospective investors should not invest in the Company’s common stock unless they have an adequate means of providing for their current needs and personal contingencies and have no need for liquidity in this investment; and

c.	there is no public market for the Shares and, accordingly, it may not be possible to readily liquidate an investment in the Company.

In no event may a subscription for Shares be accepted until at least five business days after the date the subscriber receives the Prospectus. Residents of the States of Maine, Massachusetts, Minnesota, Missouri, Nebraska and Ohio who first received the Prospectus only at the time of subscription may receive a refund of the subscription amount upon request to the Company within five business days of the date of subscription.

REGISTRATION OF SHARES

The following requirements have been established for the various types of ownership in which Shares may be held and registered. Subscription agreements must be executed and supporting material must be provided in accordance with these requirements.

1. INDIVIDUAL OWNER: One signature required.

2. JOINT TENANTS WITH RIGHT OF SURVIVORSHIP: Each joint tenant must sign.

3. TENANTS IN COMMON: Each tenant in common must sign.

4. CORPORATION: An authorized officer must sign. The subscription agreement must be accompanied by a certified copy of the resolution of the board of directors designating the executing officer as the person authorized to sign on behalf of the corporation and a certified copy of the board of directors’ resolution authorizing the investment.

5. PARTNERSHIP: Identify whether the entity is a general or limited partnership. Each general partner must be identified and must sign the Signature Page. In the case of an investment by a general partnership, all partners must sign.

6. ESTATE: The personal representative must sign. Provide the name of the executor and a copy of the court appointment dated within 90 days.

7. TRUST: The trustee must sign. Provide the name of the trust, the name of the trustee and the name of the beneficiary.

8. PENSION PLAN OR PROFIT SHARING PLAN: The trustee must sign the Signature Page.

9. IRAS, IRA ROLLOVERS AND KEOGHS: The officer (or other authorized signer) of the bank, trust company or other fiduciary of the account must sign. The address of the bank, trust company or other fiduciary must be provided to receive checks and other pertinent information regarding the investment.

10. UNIFORM GIFT TO MINORS ACT (UGMA) OR UNIFORM TRANSFERS TO MINORS ACT (UTMA): The person named as the custodian of the account must sign. (This may or may not be the minor’s parent.) Only one child is permitted in each investment under UGMA or UTMA. In addition, designate the state under which the UGMA or UTMA has been formed.

Franklin Square Investment Corporation

Maryland Corporation

NOTICE TO STOCKHOLDER OF ISSUANCE OF

UNCERTIFICATED SHARES OF COMMON STOCK

Containing the Information Required by Section 2-211 of the

Maryland General Corporation Law

To:	Stockholder
From:	Franklin Square Investment Corporation

Shares of Common Stock, $0.001 par value per share

Franklin Square Investment Corporation, a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you of certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.

INSTRUCTIONS TO SIGNATURE PAGE

Please refer to the following instructions in completing the Signature Page contained below. Failure to follow these instructions may result in the rejection of your subscription.

1. INVESTMENT. A minimum investment of $5,000 is required, except for residents of certain states which require a higher minimum investment. A check for the full purchase price of the shares subscribed for should be made payable to “[Escrow Agent], as escrow agent for Franklin Square Investment Corporation.” After we meet the minimum offering requirement, your check should be made payable to “Franklin Square Investment Corporation.” Shares may be purchased only by persons meeting the standards set forth under the Section of the Prospectus entitled “Suitability Standards.” Please indicate the state in which the sale was made.

2. FORM OF OWNERSHIP. Please check the appropriate box to indicate the type of entity or type of individuals subscribing.

3. REGISTRATION INFORMATION AND ADDRESS. Please enter the exact name in which the Shares are to be held. For joint tenants with a right of survivorship or tenants-in-common, include the names of both investors. In the case of partnerships or corporations, include the name of an individual to whom correspondence will be addressed. Trusts should include the name of the trustee. All investors must complete the space provided for taxpayer identification number or social security number. By signing in Section 11, the investor(s) is/are certifying that the taxpayer or social security number(s) is/are correct. Enter the mailing address and telephone numbers of the registered owner of this investment. In the case of a qualified plan or trust, this will be the address of the trustee.

4. INVESTOR INFORMATION. Please provide the information requested in this Section. If any of the information requested in this Section is the same as information provided in Section 3, the investor may indicate by stating “same as above.” If the Shares are registered in the name of a trust, enter the name, address, telephone number, social security number, birth date and occupation of the beneficial owner of the trust.

5. INVESTOR ACKNOWLEDGMENT. Please separately initial each representation made by the investor where indicated. Except in the case of fiduciary accounts, the investor may not grant any person a power of attorney to make such representations on such investor’s behalf.

6. SUITABILITY ACKNOWLEDGEMENT. Please complete this Section so that the Company and your Broker-Dealer can assess whether your subscription is suitable given your financial condition. The investor agrees to notify the Company and the Broker-Dealer named on the subscription agreement Signature Page in writing if at any time such investor fails to meet the applicable suitability standards or is unable to make any other representations and warranties as set forth in the Prospectus or subscription agreement.

7. DISTRIBUTION REINVESTMENT PLAN. By electing the distribution reinvestment plan, the investor elects to reinvest 100% of cash distributions otherwise payable to such investor in common stock of the Company. If cash distributions are to be sent to an address other than that provided in Section 4 (such as a bank, brokerage firm or savings and loan, etc.), please provide the name, account number and address.

8. BROKER DEALER. This Section is to be completed by the registered representative AND THE Broker-Dealer.

9. PAYMENT INSTRUCTIONS. Please indicate the method of payment for your subscription in this Section.

10. ELECTRONIC DELIVERY OF REPORTS AND UPDATES. Please indicate if you authorize the Company to provide its reports and updates to you by making such information available on its website and notifying you via e-mail when such reports and updates are available.

11. SUBSCRIBER SIGNATURES. The subscription agreement Signature Page must be signed by an authorized representative. The subscription agreement Signature Page, which has been delivered with the Prospectus, together with a check for the full purchase price, should be delivered or mailed to your Broker-Dealer. Only original, completed copies of subscription agreements may be accepted. Photocopied or otherwise duplicated subscription agreements cannot be accepted by the Company.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SUBSCRIPTION AGREEMENT SIGNATURE PAGE, PLEASE CALL (800) [            ].

FRANKLIN SQUARE INVESTMENT CORPORATION

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

1. INVESTMENT — See payment instructions in Section 9 below.

Minimum investment is $5,000.

Total Dollar Amount Invested

State of Sale:

☐	Check this box if you are purchasing Shares from a registered investment advisor (RIA), or if you are an investment participant in a wrap account or fee in lieu of commissions account approved by the broker-dealer, RIA, or a bank acting as a trustee or fiduciary, or similar entity.

2. FORM OF OWNERSHIP
☐	Individual

☐	Joint Tenants with Rights of Survivorship

☐	Tenants in Common

☐	Corporation – Authorized signature required. Include copies of corporate resolutions designating executive officer as the person authorized to sign on behalf of corporation and authorizing the investment.

☐	Partnership – Authorized signature required. Include copy of partnership agreement. Identify whether general or limited partnership:

☐	Estate – Personal representative signature required. Include a copy of the court appointment dated within 90 days.
Name of Executor:

☐	Trust – Trustee signature required in Section 11 below. Include a copy of the title and signature pages of the trust.

Name of Trust:

Name of Trustee:

Name of Beneficiary:

☐	Qualified Pension Plan or Profit Sharing Plan (Non-Custodian) – Trustee signature required in Section 11 below. Include a copy of the title and signature pages of the plan.

Name of Trustee:

☐	Other Non-Custodial Ownership Account (Specify):

Custodial Ownership Accounts

☐	Traditional IRA – Custodian signature required in Section 11 below.

☐	Roth IRA – Custodian signature required in Section 11 below.

☐	KEOGH Plan – Custodian signature required in Section 11 below.

☐	Simplified Employee Pension/Trust (SEP)

☐	Pension or Profit-Sharing Plan – Custodian signature required in Section 11 below.

☐	Uniform Gift to Minors Act – Custodian signature required in Section 11 below.

State of:	Custodian for:

☐	Other (Specify):

Required for all custodial ownership accounts:

Name of Custodian, Trustee or Other Administrator
Mailing Address

City	State	Zip Code

Custodian Telephone Number
Custodian Social Security Number/Tax Identification Number
Custodian Account Number

3. REGISTRATION INFORMATION AND ADDRESS.

Please print name(s) and address in which the Shares are to be registered. Include trust or custodial name, if applicable. The Company does not provide custodial services; therefore, if this is a custodial account, a custodian must be indicated below. For custodial accounts, a completed copy of this Subscription Agreement should be sent directly to the custodian. The custodian will forward the subscription documents and wire the appropriate funds to [Escrow Agent].

Name(s) in which Shares are to be Registered (Please print clearly)
Taxpayer Identification Number (Trust & Custodial Accounts must provide TIN and SSN) ☐☐ - ☐☐☐☐☐☐☐
Social Security Number(s) (Provide SSNs for both joint account owners, if applicable)
☐☐☐ - ☐☐ - ☐☐☐☐	☐☐☐ - ☐☐ - ☐☐☐☐

Street Address
City	State	Zip Code
Daytime Telephone Number	Evening Telephone Number	E-Mail Address

4. INVESTOR INFORMATION. Please complete the following applicable information:

Individual Account Owner/Custodian

Custodian’s Name (if applicable)	Custodian’s Tax ID Number	Investor’s Account Number

First Name	MI	Last Name	Social Security Number

Residence Address (No P.O. Box)

City	State	Zip Code

Citizenship Status
☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien
Daytime Telephone Number	Evening Telephone Number	E-Mail Address
Driver’s License No./State of Issue		Date of Birth (MM/DD/YYYY)

Joint Account Owner/Minor

First Name	MI	Last Name	Social Security Number

Street Address (No P.O. Box)

City	State	Zip Code

Citizenship Status
☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien
Daytime Telephone Number	Evening Telephone Number	E-Mail Address
Driver’s License No./State of Issue		Date of Birth (MM/DD/YYYY)

Trust

Name of Trust	Date of Trust

Name(s) of Trustee(s)
Taxpayer Identification Number
Name of Beneficial Owner
Beneficial Owner Street Address
City	State	Zip Code
Social Security Number	Date of Birth	Occupation

Corporation/Partnership/Other

Name of Corporation/Partnership/Other Date of Entity Formation
Name(s) of Officer(s), General Partner or other Authorized Person(s)
Taxpayer Identification Number

5. INVESTOR ACKNOWLEDGEMENT.

Please separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In order to induce the Company to accept this subscription, I (we) hereby represent and warrant that:

	Investor	Co-Investor

(a) I (we) received a Prospectus for the Company relating to the Shares, wherein the terms and conditions of the offering are described.	Initials	Initials

(b) I (we) accept and agree to be bound by the terms and conditions of the Articles of Incorporation.	Initials	Initials

(c) I am (we are) purchasing Shares for my (our) own account and acknowledge that the investment is not liquid.	Initials	Initials

6. SUITABILITY ACKNOWLEDGEMENT.

Please check one of the following:

☐	I certify that I have a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more, or that I meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under “Suitability Standards.”

☐	I certify that I have a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last year or estimate that I will have during he current tax year a minimum of $70,000 annual gross income, or that I meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under “Suitability Standards.”

7. DISTRIBUTION REINVESTMENT PLAN

Non-Custodial Ownership

☐	I prefer to participate in the Distribution Reinvestment Plan (DRIP).
In the event that the DRIP is not offered for a distribution, your distribution will be sent by check to the address in Section 3 above.

☐	I prefer that my distribution be paid by check to the address in Section 3 above.

☐	I prefer that my distribution be deposited directly into the account listed as follows:

Name of Financial Institution
Street Address
City	State	Zip Code
Name(s) on Account
Bank Routing Number		Account Number
☐ Checking ☐ Savings		(Attach a voided, pre-printed check or deposit slip.)

Custodial Ownership

☐	I prefer to participate in the Distribution Reinvestment Plan (DRIP).
In the event that the DRIP is not offered for a distribution, your distribution will be sent to your Custodian for deposit into your Custodial account cited in Section 2 above.

☐	I prefer that my distribution be sent to my Custodian for deposit into my Custodial account identified in Section 2 above.

8. BROKER-DEALER — To be completed by the Registered Representative and the Broker-Dealer.

The Registered Representative and an authorized principal of the Broker-Dealer must sign below to complete the order. The Registered Representative and Broker-Dealer hereby warrant that each is duly licensed and may lawfully sell Shares in the state designated as the subscriber’s legal residence or the state in which the sale was made, if different.

Name of Broker-Dealer
Broker-Dealer Home Office Street Address
City	State	Zip Code
Telephone Number		Fax Number
Name of Registered Representative
Registered Representative Branch Code		Registered Representative Rep Number
Registered Representative Street Address
City	State	Zip Code
Telephone Number		Fax Number
Registered Representative Authorized E-Mail Address

                        ☐    Shares Sold NAV                                 ☐    Purchase Volume Discount

The undersigned confirm that they (i) have reasonable grounds to believe that the information and representations concerning the investors identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of Shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the Shares; (iv) have delivered a current Prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these Shares for its own account; and (vi) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto. The undersigned attest that the Registered Representative and the Broker-Dealer are subject to the USA PATRIOT Act. In accordance with Section 326 of the Act, the registered representative and the Broker-Dealer have performed a Know Your Customer review of each investor who has signed this Subscription Agreement in accordance with the requirements of the Customer Identification Program.

Signature of Registered Representative*	Date
Signature of Broker-Dealer (Authorized Principal)*	Date

*SIGNATURES OF THE REGISTERED REPRESENTATIVE AND AN AUTHORIZED FIRM PRINCIPAL ARE REQUIRED FOR PROCESSING.

Company Contact Information:	Franklin Square Investment Corporation
Cira Centre
2929 Arch Street, Suite 675
Philadelphia, Pennsylvania 19104-2867
Telephone: (215) 495-1150

9. PAYMENT INSTRUCTIONS

Account Information

For account service, contact the Escrow Agent, [Escrow Agent] or the Company.

Payment Method:

☐	By Mail – Checks should be made payable to [Escrow Agent], as escrow agent for Franklin Square Investment Corporation” or, after the Company meets the minimum offering requirement, to “Franklin Square Investment Corporation.” You should consult with your registered representative if you are unsure how to make your check payable.

☐	By Wire Transfer – If paying by wire transfer, please request that the wire reference the subscriber’s name in order to assure that the wire is credited to the proper account. Initially, wire transfers should be sent to:

[Escrow Agent], as Escrow Agent for Franklin Square Investment Corporation
ABA No. [ ]
Account No. [ ]
FCT: Franklin Square Investment Corporation
Attn: [ ]

After the Company meets the minimum offering requirements, wire transfers should be made to the Company. You should consult with your registered representative to confirm wiring instructions for your subscription.

10. ELECTRONIC DELIVERY OF REPORTS AND UPDATES

☐	In lieu of receiving documents, I authorize Franklin Square Investment Corporation to make available on its website at www.fsinvestmentcorp.com its quarterly reports, annual reports, proxy statements, prospectus supplements or other reports required to be delivered to me, as well as any property or marketing updates, and to notify me via e-mail when such reports or updates are available.

Send notices to (You must provide an e-mail address if you choose this option):

E-Mail Address

11. SUBSCRIBER SIGNATURES

I (we) declare that the information supplied is true and correct and may be relied upon by the Company.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION (required).

Each investor signing below, under penalties of perjury, certifies that:

(1)	The number shown in the Investor Social Security Number(s)/Taxpayer Identification Number field in Section 3 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. person (including a non-resident alien).

NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Franklin Square Investment Corporation is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Franklin Square Investment Corporation may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Individual Account Owner

Signature of Individual Owner	Date
Print or Type Name

Joint Account Owner

Signature of Joint Account Owner	Date
Print or Type Name

Custodian

Signature of Custodian	Date
Print or Type Name

Trust/Corporation/Partnership/Other

Trustee, Officer, General Partner or other Authorized Person	Date
Print or Type Name	Title
Additional Authorized Person (if required)	Date
Print or Type Name	Title
Additional Authorized Person (if required)	Date
Print or Type Name	Title